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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
ZORAN CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 17, 2004

Dear Stockholder:

This year's annual meeting of stockholders will be held on Friday, June 18, 2004, at 2:00 p.m. local time, at Zoran's headquarters located at 1390 Kifer Road, Sunnyvale California. You are cordially invited to attend.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

It is important that you use this opportunity to take part in Zoran's affairs by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

A copy of Zoran's Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review Zoran's activities over the past year and our plans for the future. We look forward to seeing you at the annual meeting.

Sincerely yours,

Levy Gerzberg, Ph.D.
 President and
Chief Executive Officer

ZORAN CORPORATION
1390 Kifer Road
Sunnyvale, California 94086

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 18, 2004

TO THE STOCKHOLDERS:

        Notice is hereby given that the annual meeting of the stockholders of Zoran Corporation, a Delaware corporation, will be held on June 18, 2004, at 2:00 p.m. local time, at Zoran's headquarters located at 1390 Kifer Road, Sunnyvale California, for the following purposes:

  1.
  To elect seven persons to serve on our Board of Directors.

  2.
  To consider the adoption of our 2004 Equity Incentive Plan.

  3.
  To consider an amendment to our 1995 Outside Directors Stock Option Plan to increase the maximum aggregate number of shares that may be issued thereunder by 100,000 shares.

  4.
  To consider an amendment to our 1995 Employee Stock Purchase Plan to increase the maximum aggregate number of shares that may be issued thereunder by 250,000 shares.

  5.
  To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004.

  6.
  To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on April 28, 2004 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 1390 Kifer Road, Sunnyvale, California.

By order of the Board of Directors,

Dennis C. Sullivan Secretary
Sunnyvale, California May 17, 2004

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

        The accompanying proxy is solicited by the Board of Directors of Zoran Corporation, a Delaware corporation, for use at its annual meeting of stockholders to be held on June 18, 2004, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed proxy are being mailed to stockholders on or about May 17, 2004.

SOLICITATION AND VOTING

        Voting Securities.    Only stockholders of record as of the close of business on April 28, 2004 will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had 42,966,923 shares of common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of common stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

        Broker Non-Votes.    A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include amendments to stock plans.

        Solicitation of Proxies.    We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, we have retained MacKenzie Partners, a proxy solicitation firm, for assistance in connection with the annual meeting at a cost of approximately $10,000 plus reasonable out-of-pocket expenses.

        Voting of Proxies.    All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder's choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of Zoran a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        We have a Board of Directors consisting of eight directors, who will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. Management's nominees for election at the annual meeting are Levy Gerzberg, Ph.D., Uzia Galil, James D. Meindl, James B. Owens, Jr., David Rynne, Arthur B. Stabenow and Philip M. Young. Director Peter Simone will not be standing for reelection, and the size of the Board of Directors will be reduced to seven effective immediately following the annual meeting. If elected, the nominees will serve as directors until our annual meeting of stockholders in 2005 and until their successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

        If a quorum is present and voting, the seven nominees for director receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes have no effect on the vote.

        The Board of Directors recommends a vote "FOR" the nominees named above.

        The following table sets forth, for the nominees for election at the annual meeting, information with respect to their ages and background.

Name	Principal Occupation	Age	Director Since
Levy Gerzberg, Ph.D.	President and Chief Executive Officer of Zoran	59	1981
Uzia Galil	President and Chief Executive Officer of Uzia Initiative and Management Ltd.; Chairman of Board of Directors of Zoran	79	1983
James D. Meindl	Professor of Microelectronics, Georgia Institute of Technology	71	1986
James B. Owens, Jr.	President and Chief Executive Officer of Strasbaugh	54	2003
David Rynne	Retired	63	2003
Arthur B. Stabenow	Private Investor	65	1990
Philip M. Young	General Partner, U.S. Venture Partners	64	1986

        Levy Gerzberg was a co-founder of Zoran in 1981 and has served as Zoran's President and Chief Executive Officer since December 1988 and as a director since 1981. Dr. Gerzberg also served as Zoran's President from 1981 to 1984 and as Zoran's Executive Vice President and Chief Technical Officer from 1985 to 1988. Prior to co-founding Zoran, Dr. Gerzberg was Associate Director of Stanford University's Electronics Laboratory. Dr. Gerzberg holds a Ph.D. in Electrical Engineering from Stanford University and an M.S. in Medical Electronics and a B.S. in Electrical Engineering from the Technion-Israel Institute of Technology in Haifa, Israel.

        Uzia Galil has been a director of Zoran since 1983 and has served as Chairman of the Board of Directors since October 1993. Mr. Galil currently serves as President and Chief Executive Officer of Uzia Initiative and Management Ltd., a company specializing in the promotion and nurturing of new businesses associated with mobile communication, electronic commerce and medical informatics, which he founded in November 1999. From 1962 until November 1999, Mr. Galil served as President and Chief Executive Officer of Elron Electronic Industries Ltd., an Israeli high technology holding company, where he also served as chairman of the board. From January 1981 until leaving Elron, Mr. Galil also served as chairman of the board of directors of Elbit Ltd., an electronic communication affiliate of Elron, and as a member of the board of directors of Elbit Systems Ltd., a defense electronics affiliate of Elron, and all other private companies held in the Elron portfolio. Mr. Galil currently serves as a director of Orbotech Ltd., NetManage Inc. and Partner Communications Ltd. From 1980 to 1990, Mr. Galil served as Chairman of the International Board of Governors of the Technion. Mr. Galil holds an M.S. in Electrical Engineering from Purdue University and a B.S. from the Technion. Mr. Galil has also been awarded an honorary doctorate in technical sciences by the Technion in recognition of his contribution to the development of science-based industries in Israel, an honorary doctorate in philosophy by the Weizmann Institute of Science, an honorary doctorate in engineering by Polytechnic University, New York, and an honorary doctorate from the Ben-Gurion University of the Negev in Israel. Mr. Galil is also a recipient of the Israel Prize.

        James D. Meindl has been a director of Zoran since March 1986. Dr. Meindl has been a professor of microelectronics at Georgia Institute of Technology since November 1993. From September 1986 to November 1993, Dr. Meindl served as Provost and Senior Vice President of Academic Affairs at Renssalaer Polytechnic Institute. Prior thereto, Dr. Meindl was a professor of electrical engineering and Director of the Stanford Electronics Laboratory and Center for Integrated Systems at Stanford University. Dr. Meindl is also a director of SanDisk, Inc. and Stratex Networks.

        James B. Owens, Jr. has been a director of Zoran since May 2003. Mr. Owens has served as President and Chief Executive Officer and a director of Strasbaugh, a provider of semiconductor manufacturing equipment, since January 2002. From December 1999 to August 2001, Mr. Owens served as President and Chief Executive Officer of Surface Interface, a supplier of high-end metrology equipment to the semiconductor and hard disk markets. From August 1998 to December 1999, Mr. Owens served as President of Verdant Technologies, a division of Ultratech Stepper. Mr. Owens holds a B.S. in Physics from Stetson University, an M.S. in Management from the University of Arkansas and an M.S.E.E. from Georgia Institute of Technology.

        David Rynne has been a director of Zoran since August 2003. Mr. Rynne is a retired senior financial executive with more than 35 years of experience in growing technology companies. Most recently, Mr. Rynne served as Chief Executive Officer of Receipt.com from July to December 1999 and as Vice President of Nortel Networks from August 1998 to June 1999. He served as Chief Financial Officer of Bay Networks from January 1997 to August 1998. Prior to joining Bay Networks, Mr. Rynne served as Chief Financial Officer at Tandem Computers from June 1983 to December 1996, and held a variety of financial management positions during an 18-year career at Burroughs Corporation. He is currently chairman of the board of directors of Netfuel, Inc., a programmable network company, and serves on the board of directors of PD-LD, Inc., a fiber optic component company.

        Arthur B. Stabenow has been a director of Zoran since November 1990. Mr. Stabenow has been principally engaged as a private investor since January 1999. From March 1986 to January 1999, Mr. Stabenow was Chief Executive Officer of Micro Linear Corporation, a semiconductor company. Mr. Stabenow also serves as a director of Applied Micro Circuits Corporation.

        Philip M. Young has been a director of Zoran since January 1986. Mr. Young has been a general partner of U.S. Venture Partners, a venture capital partnership, since April 1990. Mr. Young is also a director of Aerogen, Inc. and several private companies.

        The Board of Directors has determined that, other than Dr. Gerzberg, each of the members of the Board is an independent director for purposes of the Nasdaq rules.

        This is the first annual meeting at which Mr. Rynne is seeking election by the stockholders. He was elected to the Board of Directors by a vote of the Board, effective upon the completion of Zoran's acquisition of Oak Technology, Inc. in August 2003, pursuant to Zoran's merger agreement with Oak.

Board Meetings and Committees

        The Board of Directors held eight meetings during the year ended December 31, 2003. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. During the last fiscal year, no director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served held during that period.

        Audit Committee.    The members of the Audit Committee are Messrs. Galil, Meindl and Stabenow. Mr. Stabenow is Chairman of the committee. Each of the members of the Audit Committee is independent for purposes of the Nasdaq rules as they apply to audit committee members. Messrs. Galil and Stabenow are audit committee financial experts, as defined in the rules of the Securities and Exchange Commission. The functions of the Audit Committee include retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Audit Committee held seven meetings during 2003.

        Compensation Committee.    The members of the Compensation Committee are Messrs. Galil, Owens and Stabenow. Mr. Galil is Chairman of the committee. Each of the members of the Compensation Committee is independent for purposes of the Nasdaq rules. The Compensation Committee reviews the performance of our executive officers and approves their salaries and incentive compensation. The Compensation Committee held two meetings during 2003.

        Nominating and Corporate Governance Committee.    The members of the Nominating and Corporate Governance Committee are Messrs. Owens, Stabenow and Young. Mr. Young is Chairman of the committee. Each of the members of the Nominating and Corporate Governance Committee is independent for purposes of the Nasdaq rules. The Nominating and Corporate Governance Committee is responsible for identifying and considering qualified candidates for appointment and nomination for election to the Board of Directors and for making recommendations concerning such candidates, recommending corporate governance principles, codes of conduct and compliance mechanisms for Zoran and providing oversight in the evaluation of the Board and its committees. The Nominating and Corporate Governance Committee held four meetings during 2003.

Director Nominations

        When considering the nomination of directors for election at an annual meeting, the Nominating and Corporate Governance Committee will review the needs of the Board of Directors for various skills, background, experience and expected contributions and the qualification standards established from time to time by the Nominating and Corporate Governance Committee. When reviewing potential nominees, including incumbents, the Nominating and Corporate Governance Committee will consider the perceived needs of the Board of Directors, the candidate's relevant background, experience and skills and expected contributions to the Board of Directors, as well as the following factors:

  •
  the appropriate size of the Company's Board of Directors and its committees;

  •
  diversity, age and skills, such as understanding of relevant technology, manufacturing operations, finance, marketing and international business operation, in the context of the perceived needs of the Company and the Board at the time;

  •
  the relevant skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board;

  •
  nominees' independence from management;

  •
  applicable regulatory and listing requirements, including independence requirements and legal considerations, such as antitrust compliance;

  •
  the benefits of a constructive working relationship among directors; and

  •
  the desire to balance the benefits associated with continuity with the benefits of the fresh perspective provided by new members.

        The Nominating and Corporate Governance Committee will also seek appropriate input from the Chief Executive Officer from time to time in assessing the needs of the Board of Directors for relevant background, experience and skills of its members.

        The Nominating and Corporate Governance Committee's goal is to assemble a Board of Directors that brings to the Company a diversity of experience at policy-making levels in business and technology, and in areas that are relevant to the Company's global activities. Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders. They must have an inquisitive and objective outlook and mature judgment. They must also have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of the Nominating and Corporate Governance committee to perform all Board and committee responsibilities that will be expected of them. Members of the Board of Directors are expected to rigorously prepare for, attend and participate in all Board of Directors and applicable committee meetings. Other than the foregoing, there are no specific minimum criteria for director nominees, although the Nominating and Corporate Governance Committee believes that it is preferable that at least one member of the Board of Directors should meet the criteria for an "audit committee financial expert" as defined by SEC rules. Under applicable Nasdaq listing requirements, at least a majority of the members of the Board of Directors must meet the definition of "independent director" set forth in such requirements and the Company's Corporate Governance Guidelines. The Nominating and Corporate Governance Committee also believes it appropriate for one or more key members of the Company's management, including the Chief Executive Officer, to serve on the Board of Directors.

        The Nominating and Corporate Governance Committee will consider candidates for directors proposed by directors or management, and will evaluate any such candidates against the criteria and pursuant to the policies and procedures set forth above. If the Nominating and Corporate Governance Committee believes that the Board of Directors requires additional candidates for nomination, the Nominating and Corporate Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. All incumbent directors and nominees will be required to submit a completed directors' and officers' questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.

        The Nominating and Corporate Governance Committee will also consider candidates for directors recommended by a stockholder, provided that any such recommendation is sent in writing to General Counsel, Zoran Corporation, 1390 Kifer Road, Sunnyvale, CA 94086, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year's annual meeting of stockholders and contains the following information:

  •
  the candidate's name, age, contact information and present principal occupation or employment; and

  •
  a description of the candidate's qualifications, skills, background and business experience during at least the last five years, including his or her principal occupation and employment and the name and principal business of any company or other organization where the candidate has been employed or has served as a director.

        The Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

        In addition, stockholders may nominate directors for election at an annual meeting, provided the advance notice requirements set forth in our Bylaws have been met. Under our Bylaws, written notice of such nomination, including certain information and representations specified in the Bylaws, must be delivered to our principal executive offices, addressed to the General Counsel, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 days from the date contemplated at the time of the previous year's proxy statement, such notice must be received not later than the close of business on the 10th day following the day on which the public announcement of the date of such meeting is first made.

Communications with Directors; Attendance at Annual Meetings

        Stockholders may communicate with the Board of Directors, or any individual director, by mail addressed to the intended recipient c/o General Counsel, Zoran Corporation, 1390 Kifer Road, Sunnyvale, CA 94086, by facsimile to (408) 523-6501 or by email to board.directors@zoran.com. The General Counsel will maintain a log of such communications and transmit them promptly to the identified recipient except in the case of communications that are in bad taste or present security concerns, or communications that relate primarily to commercial matters unrelated to the sender's interests as a stockholder. The intended recipient will be advised of any communication withheld for such reasons.

        Zoran does not have a policy regarding directors' attendance at annual meetings. One director attended the 2003 Annual Meeting.

Committee Charters and Other Corporate Governance Materials

        The Board has adopted a charter for each of the committees described above. The Board has also adopted a Code of Business Conduct that applies to all of our employees, officers and directors. In addition, the Board has adopted Corporate Governance Guidelines that address the composition of the Board, criteria for Board membership and other Board governance matters. Links to these materials are available on our website at www.shareholder.com/zoran/corporategovernance.cfm.

PROPOSAL NO. 2

APPROVAL OF 2004 EQUITY INCENTIVE PLAN

        At the annual meeting, the stockholders will be asked to approve the Zoran Corporation 2004 Equity Incentive Plan (the "2004 Plan"). The Board of Directors adopted the 2004 Plan on April 21, 2004, subject to its approval by our stockholders. The 2004 Plan is intended to replace our 1993 Stock Option Plan (the "1993 Plan"), which has expired. In addition, if the stockholders approve the 2004 Plan, the Board of Directors will reduce the number shares authorized under our 2000 Nonstatutory Stock Option Plan (the "2000 Plan") by the same number of shares that will initially be authorized under the 2004 Plan. Thus, the 2004 Plan will not result in any net increase in the number of shares authorized for issuance under Zoran's employee benefit plans.

        We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees of the highest caliber. One of the tools our Board of Directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. However, our primary equity incentive program—the 1993 Plan—has expired. In addition, we are constrained under our 2000 Plan both as to the scope of personnel eligible to participate as well as to the types of incentives we are able to offer.

        As many of our stockholders may be aware from recent news reports, the Financial Accounting Standards Board has proposed a revised set of principles that would govern the accounting treatment of share-based payments, including a requirement that companies record compensation expense in their financial statements for stock options granted to employees, as well as for other types of equity-based incentives provided to employees. However, until any such revised accounting principles are adopted in final form, their exact scope and implementation details are unknown. In view of this current uncertainty, the Board of Directors believes it of paramount importance that any equity incentive plan adopted to replace the 1993 Stock Option Plan provide Zoran with a range of incentive tools and sufficient flexibility to permit the Compensation Committee to implement them in ways that will make the most effective use of the shares our stockholders agree to make available for incentive purposes. For this reason, the plan that our stockholders are being asked to approve provides a number of alternatives to the stock options historically employed by Zoran, including stock appreciation rights, restricted stock and restricted stock unit awards, performance share and performance unit awards, and deferred stock unit awards.

        The 2004 Plan is also designed to preserve Zoran's ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain awards granted under the 2004 Plan. Section 162(m) of the Internal Revenue Code of 1986 (the "Code") generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, and performance share and performance unit awards granted under the 2004 Plan to qualify as "performance-based" within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the 2004 Plan. By approving the 2004 Plan, the stockholders will be approving, among other things:

  •
  the eligibility requirements for participation in the 2004 Plan;

  •
  the performance criteria upon which awards of performance shares, performance units and certain awards of restricted stock and restricted stock units may be based;

  •
  the maximum numbers of shares for which stock options, stock appreciation rights awards of restricted stock or restricted stock units based on attainment of performance goals and performance shares may be granted to an employee in any fiscal year; and

  •
  the maximum dollar amount that a participant may receive upon settlement of performance units.

        While we believe that compensation in connection with such awards under the 2004 Plan generally will be deductible by the company for federal income tax purposes, under certain circumstances, such as a change in control of the company, compensation paid in settlement of certain awards may not qualify as "performance-based."

        Our Board of Directors is well aware of the criticism that has been leveled generally against the misuse of stock-based compensation by some companies. The Board believes that the 2004 Plan it has adopted takes steps to address possible concerns of our stockholders. These include:

  •
  Stock options and stock appreciation rights may not be repriced without the approval of our stockholders.

  •
  No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

  •
  No more than 500,000 shares may be issued under "full value" awards (i.e., awards that do not require employees to purchase their shares, such as the grant of restricted stock).

  •
  No more than 5% of the shares authorized under the 2004 Plan may be issued under such full value awards that do not either require at least three years of service for full vesting or establish vesting based on satisfying performance goals measured over a period of at least 12 months.

  •
  Only 1,000,000 shares are initially authorized for issuance under the 2004 Plan, and the number of shares authorized under the 2000 Plan will be reduced by an equal number, resulting in no net increase in the number of shares authorized under our employee benefit plans.

  •
  No more than 2,000,000 unissued shares in the aggregate may "roll over" to the 2004 Plan as a result of the expiration or other termination of unexercised options originally granted under the expired 1993 Plan or the 2000 Plan, and any such shares that roll over from the 2000 Plan will be deducted from the shares available for grant under that plan.

        The Board of Directors believes that the 2004 Plan will serve a critical role in attracting and retaining the high caliber employees, directors and consultants essential to our success and in motivating these individuals to strive to enhance our growth and profitability. Therefore, the Board urges you to vote to approve the adoption of the 2004 Plan.

Summary of the 2004 Plan

        The following summary of the 2004 Plan is qualified in its entirety by the specific language of the 2004 Plan, a copy of which is available to any stockholder upon request.

        General.    The purpose of the 2004 Plan is to advance our interests by providing an incentive program that will enable us to attract and retain employees, consultants and directors upon whose judgment, interest and efforts our success is dependent and to provide them with an equity interest in our success in order to motivate superior performance. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares, performance units and deferred stock units.

        Authorized Shares.    If the 2004 Plan is approved by the stockholders, a total of 1,000,000 shares of our common stock will be authorized for awards that may be granted under the 2004 Plan, and the number of shares available for grant under the 2000 Plan will be reduced by an equal number. The number of shares authorized for issuance under the 2004 Plan will be increased by up to an additional 2,000,000 shares from the following sources: (1) shares subject to options outstanding under the 1993 Plan or the 2000 Plan as of the date of the annual meeting which expire or otherwise terminate for any reason without having been exercised or settled in full, (2) shares acquired under the 1993 Plan or the 2000 Plan subject to forfeiture which are forfeited to Zoran on or after the date of the annual meeting and (3) shares withheld or reacquired by Zoran on or after the date of the annual meeting in satisfaction of tax withholding obligations under the 1993 Plan or the 2000 Plan. Any such shares added to the 2004 Plan authorization that were initially subject to options granted under the 2000 Plan will be deducted from the number of shares authorized for issuance under the 2000 Plan.

        Certain Award Limits.    In addition to the limitation described above on the total number of shares of our common stock that will be authorized for issuance under the 2004 Plan, the 2004 Plan limits the numbers of shares that may be issued under certain types of awards. No more than 500,000 shares in the aggregate may be issued pursuant to all restricted stock, restricted stock unit, performance share and performance unit awards granted under the 2004 Plan. Furthermore, no more than 5% of the maximum aggregate number of shares authorized under the 2004 Plan may be issued pursuant to restricted stock, restricted stock unit, performance share or performance unit awards that provide for vesting more rapid than annual pro rata vesting over a period of three years if vesting is based upon continued service alone or that have a performance period of less than 12 months if vesting is based on the attainment of performance goals. No more than 3,000,000 shares may be issued upon the exercise of incentive stock options granted under the 2004 Plan. To enable compensation in connection with certain types of awards to qualify as "performance-based" within the meaning of Section 162(m), the 2004 Plan establishes a limit on the maximum aggregate number of shares or dollar limit for which any such award may be granted to an employee in any fiscal year, as follows:

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  Stock options and stock appreciation rights: No more than 500,000 shares.

  •
  Restricted stock and restricted stock unit awards having vesting based upon the attainment of performance goals: No more than 250,000 shares.

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  Performance share awards: No more than 100,000 shares for each full fiscal year contained in the performance period of the award.

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  Performance unit awards: No more than $1,500,000 for each full fiscal year contained in the performance period of the award.

        A participant may receive only one performance share or performance unit award with respect to any performance period.

        Share Accounting and Adjustments.    If any award granted under the 2004 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by Zoran at the participant's purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2004 Plan. Shares will not be treated as having been issued under the 2004 Plan and will therefore not reduce the number of shares available for grant to the extent an award is settled in cash or such shares are withheld or reacquired by Zoran in satisfaction of a tax withholding obligation. The number of shares available under the 2004 Plan will be reduced upon the exercise of a stock appreciation right only by the number of shares actually issued. If shares are tendered in payment of the exercise price of an option, the number of shares available under the 2004 Plan will be reduced only by the net number of shares issued. Appropriate adjustments will be made to the number of shares authorized under the 2004 Plan, to the numerical limits on certain types of awards described above, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the plan administrator also has the discretion under the 2004 Plan to adjust the terms of outstanding awards as it deems appropriate.

        Administration.    The 2004 Plan generally will be administered by the Compensation Committee or other committee of the Board of Directors or, in the absence of such committee, by the Board of Directors. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the 2004 Plan must be by a compensation committee comprised solely of two or more "outside directors" within the meaning of Section 162(m). (For purposes of this summary, the term "Committee" will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the 2004 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise its discretion required by Section 162(m), amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The Board of Directors may delegate to a committee comprising one or more officers of Zoran the authority to grant awards under the 2004 Plan to persons eligible to participate who are neither members of the Board nor executive officers of Zoran, subject to the provisions of the 2004 Plan and guidelines established by the Committee. The 2004 Plan provides, subject to certain limitations, for indemnification by Zoran of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the 2004 Plan. All awards granted under the 2004 Plan will be evidenced by a written agreement between Zoran and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2004 Plan. The Committee will interpret the 2004 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2004 Plan or any award.

        Prohibition of Option and SAR Repricing.    The 2004 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for either the cancellation of outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price.

        Eligibility.    Awards may be granted to employees, directors and consultants of Zoran or any present or future parent or subsidiary corporation or other affiliated entity of Zoran. In addition, awards may be granted to prospective service providers in connection with written employment offers, provided that no shares subject to any such award may vest, become exercisable or be issued prior to such person's commencement of service. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of Zoran or any parent or subsidiary corporation of Zoran. As of March 31, 2004, we had 749 employees, including four executive officers, and eight directors (one of whom is also included among the foregoing executive officers) who would be eligible under the 2004 Plan.

        Stock Options.    The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Zoran or any parent or subsidiary corporation of Zoran (a "10% Stockholder") must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On March 31, 2004, the closing price of the our common stock on the Nasdaq National Market was $17.35 per share.

        The 2004 Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent; by means of a broker-assisted cashless exercise; to the extent legally permitted, by tender to Zoran of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by Zoran, through the participant's surrender of a portion of the option shares to Zoran.

        Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2004 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant's termination of service, provided that if service terminates as a result of the participant's death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date.

        Incentive stock options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant's lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to the extent permitted by the Committee in its discretion.

        Stock Appreciation Rights.    The Committee may grant stock appreciation rights either in tandem with a related option (a "Tandem SAR") or independently of any option (a "Freestanding SAR"). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as may be specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

        Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. At the Committee's discretion, we may make payment of this stock price appreciation in cash or in shares of common stock whose fair market value on the exercise date equals the payment amount. We may make the payment in a lump sum or we may defer payment in accordance with the terms of the participant's award agreement. The maximum term of any stock appreciation right granted under the 2004 Plan is ten years.

        Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant's lifetime only by the participant. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

        Restricted Stock Awards.    The Committee may grant restricted stock awards under the 2004 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to Zoran. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant's termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

        Restricted Stock Units.    The Committee may grant restricted stock units under the 2004 Plan, which represent a right to receive shares of our common stock at a future date determined in accordance with the participant's award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant's services to Zoran. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant's termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

        Performance Awards.    The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between Zoran and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of common stock and $100 per unit. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock) or any combination thereof.

        Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of Zoran and each subsidiary corporation consolidated with Zoran for financial reporting purposes, or such division or business unit of Zoran as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue, expenses, operating income, gross margin, operating margin, earnings before interest, taxes, depreciation and amortization, earnings before interest and taxes, pre-tax profit, net operating income, net income, economic value added, free cash flow, operating cash flow, the market price of our common stock, earnings per share, return on stockholder equity, return on capital, return on net assets and market share. The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the

Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

        Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a "covered employee" within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant's individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for the payment to a participant awarded performance shares of dividend equivalents with respect to cash dividends paid on our common stock. The Committee may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

        Unless otherwise provided by the Committee, if a participant's service terminates due to the participant's death, disability or retirement prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant's service during the performance period. If a participant's service terminates prior to completion of the applicable performance period for any other reason, the 2004 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

        Deferred Compensation Awards.    The 2004 Plan authorizes the Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Committee who are officers, directors or members of a select group of highly compensated employees may elect to receive, in lieu of compensation otherwise payable in cash or in lieu of cash or shares of common stock issuable upon the exercise or settlement of stock options, stock appreciation rights or performance share or performance unit awards, an award of deferred stock units. Each such stock unit represents a right to receive one share of our common stock at a future date determined in accordance with the participant's award agreement. Deferred stock units are fully vested upon grant and will be settled by distribution to the participant of a number of whole shares of common stock equal to the number of stock units subject to the award as soon as practicable following the earlier of the date on which the participant's service terminates or a settlement date elected by the participant at the time of his or her election to receive the deferred stock unit award. Participants are not required to pay any additional consideration in connection with the settlement of a deferred stock units. A holder of deferred stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the stock units. However, participants holding deferred stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined in accordance with a method specified by the Committee in the participant's award agreement. Prior to settlement, deferred stock units may not be assigned or transferred other than by will or the laws of descent and distribution.

        Change in Control.    Unless otherwise defined in a participant's award or employment agreement, the 2004 Plan provides that a "Change in Control" occurs upon (a) a "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than an employee benefit plan or a corporation owned by Zoran's stockholders in the same proportion as their ownership of Zoran stock, becoming the direct or indirect beneficial owner of more than 50% of Zoran's voting stock, (b) a liquidation or dissolution of Zoran, or (c) the occurrence of any of the following events upon which the stockholders of Zoran immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of Zoran, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of Zoran's voting stock; (ii) a merger or consolidation in which Zoran is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of Zoran (other than a sale, exchange or transfer to one or more subsidiaries of Zoran).

        If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume all outstanding options and stock appreciation rights or substitute substantially equivalent options or rights for its stock. Any options or stock appreciation rights which are not assumed in connection with a Change in Control or exercised prior to the Change in Control will terminate effective as of the time of the Change in Control. The Committee may provide for the acceleration of vesting of any or all outstanding options and stock appreciation rights upon such terms and to such extent as it determines. The 2004 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding option or stock appreciation right upon a Change in Control in exchange for a payment to the participant with respect each vested share subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share under the award. Finally, the Committee, in its discretion, may provide in the event of a Change in Control for the acceleration of vesting of any restricted stock award, restricted stock unit award, performance share and performance unit award held by a participant whose service with Zoran has not terminated prior to the Change in Control to such extent as determined by the Committee.

        Termination or Amendment.    The 2004 Plan will continue in effect until the first to occur of (i) its termination by the Committee, (ii) the date on which all shares available for issuance under the 2004 Plan have been issued and all restrictions on such shares under the terms of the 2004 Plan and the agreements evidencing awards granted under the 2004 Plan have lapsed, or (iii) the tenth anniversary of the 2004 Plan's effective date, which will be the date on which it is approved by the stockholders. The Committee may terminate or amend the 2004 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the plan, would change the class of persons eligible to receive incentive stock options or would require stockholder approval under any applicable law, regulation or rule. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule.

Summary of U.S. Federal Income Tax Consequences

        The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2004 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        Incentive Stock Options.    A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

        The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

        Nonstatutory Stock Options.    Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option. Upon the exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

        Stock Appreciation Rights.    A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

        Restricted Stock.    A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the "determination date" over the price paid, if any, for such shares. The "determination date" is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

        Performance and Restricted Stock Unit Awards.    A participant generally will recognize no income upon the receipt of a performance share, performance unit or restricted stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under "Restricted Stock"). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the "determination date" (as defined above under "Restricted Stock") will be taxed as capital gain or loss. Zoran generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

        Deferred Stock Units.    A participant generally will recognize no income upon the receipt of deferred stock units. Upon the settlement of the stock units, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. Upon the sale of the shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date the shares were transferred to the participant, will be taxed as capital gain or loss. Zoran generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Required Vote and Board of Directors Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

        The Board believes that the adoption of the 2004 Plan is in the best interests of Zoran and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote "FOR" approval of the 2004 Plan.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO THE
ZORAN CORPORATION 1995 OUTSIDE DIRECTORS STOCK OPTION PLAN

        At the annual meeting, the stockholders are being asked to approve an amendment to our 1995 Outside Directors Stock Option Plan (the "Directors Plan") to increase the number of shares of common stock authorized for issuance thereunder by 100,000 shares.

        The Directors Plan is intended to assist us to attract and retain highly qualified individuals to serve as directors of Zoran and to provide incentives directed toward increasing the value of Zoran for its stockholders. As of March 31, 2004, a total of 67,800 shares remained available for the future grant of options under the Directors Plan. The Board of Directors believes that approval of these amendments to the Directors Plan is in the best interests of Zoran and its stockholders in order to provide a competitive equity incentive program that will enable us to continue to recruit and retain the capable directors who are essential to our long-term success.

Summary of the Provisions of the 1995 Outside Directors Stock Option Plan, as Amended

        The following summary of the Directors Plan is qualified in its entirety by the specific language of the Directors Plan, a copy of which is available to any stockholder upon request.

        General.    The Directors Plan provides for the automatic grant of nonstatutory stock options to members of the Board of Directors who are not employees of Zoran or of any subsidiary or parent of Zoran ("Outside Directors"). It is intended to qualify as a "formula plan" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

        Shares Subject to Directors Plan.    The stockholders have previously authorized the issuance of a maximum of 525,000 shares of our common stock under the Directors Plan. The Board of Directors has amended the Directors Plan, subject to stockholder approval, to authorize an additional 100,000 shares for issuance upon the exercise of options granted under the Directors Plan, for an aggregate maximum of 625,000 shares. Upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of Zoran, appropriate adjustments will be made to the shares subject to the Directors Plan, to the terms of the automatic grant of options described below, and to outstanding options. To the extent that any outstanding option under the Directors Plan expires or terminates prior to exercise in full or if shares issued upon the exercise of an option are repurchased by us, the shares of common stock for which such option is not exercised or the repurchased shares are returned to the plan and again become available for grant.

        Administration.    The Directors Plan is intended to operate automatically without discretionary administration. To the extent administration is necessary, it will be performed by the Board of Directors or a duly appointed committee of the Board. For the purposes of this discussion, the term "Board" refers to the Board of Directors or any committee authorized to administer the Directors Plan. The Board has no discretion to select the Outside Directors who are granted options under the Directors Plan, to set the exercise price of the options, to determine the number of shares for which or the time at which particular options are granted or to establish the duration of the options. The Board is authorized to interpret the Directors Plan and options granted under it, and all determinations of the Board will be final and binding on all persons having an interest in the Directors Plan or any option.

        Eligibility.    Only directors of Zoran who, at the time of grant, are Outside Directors are eligible to participate in the Directors Plan. Currently, we have seven Outside Directors, six of whom are standing for reelection at the annual meeting.

        Automatic Grant of Options.    Options are granted automatically under the Directors Plan without any discretionary action by the Board. Each person first elected or appointed as an Outside Director is granted an option (an "Initial Option") for 30,000 shares of our common stock on the day of his or her initial election or appointment. However, a director who did not previously qualify as an Outside Director and who subsequently becomes an Outside Director will not receive such an option. On the day immediately following each annual meeting of the stockholders, each Outside Director remaining in office (including directors who previously did not qualify as Outside Directors) who has served continuously as a director for at least six months is granted an option (an "Annual Option") for 15,000 shares of common stock.

        Terms and Conditions of Options.    Each option granted under the Directors Plan is evidenced by a written agreement between Zoran and the Outside Director specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Directors Plan. The exercise price per share under each option must equal the fair market value of a share of our common stock on the date of grant. Generally, the fair market value of the common stock is the closing price per share on the date of grant as reported on the Nasdaq National Market. The exercise price may be paid in cash, by check, or in cash equivalent, by surrendering previously acquired shares of common stock having a fair market value not less than the exercise price or by assigning the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

        Initial Options become exercisable in equal annual installments on each of the first four anniversaries of the date of grant, provided in each instance that the Outside Director's service with us has not terminated. Annual Options become exercisable in full on the first anniversary of the date of grant, provided that the Outside Director's service has not terminated. Unless earlier terminated under the terms of the Directors Plan or the option agreement, each option remains exercisable for ten years after grant. During the lifetime of the optionee, the option may be exercised only by the optionee and may not be transferred or assigned, except by will or the laws of descent and distribution.

        Change in Control.    The Directors Plan provides that in the event of (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of our voting stock, (ii) a merger or consolidation in which Zoran is a party, (iii) the sale, exchange or transfer of all or substantially all of our assets, or (iv) a liquidation or dissolution of Zoran wherein, upon any such event, Zoran stockholders immediately before such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of Zoran's voting stock, its successor, or the corporation to which the assets of the Company were transferred (a "Change in Control"), all options outstanding under the Directors Plan will become immediately exercisable and vested in full as of the date ten days prior to the Change in Control unless the surviving, continuing, successor, or purchasing corporation or parent corporation thereof either assumes or substitutes new options for the options outstanding under the Directors Plan. To the extent that the options outstanding under the Directors Plan are not assumed, substituted for, or exercised prior to the Change in Control, they will terminate.

        Termination or Amendment.    Unless earlier terminated by the Board, the Directors Plan will terminate in December 2005 or when all of the shares available for issuance under the Directors Plan have been issued, whichever occurs first. The Directors Plan may be terminated or amended by the Board at any time, subject to stockholder approval only if such amendment would increase the total number of shares of common stock reserved for issuance thereunder or would expand the class of persons eligible to receive options. No termination or amendment of the Directors Plan may adversely affect an outstanding option without the consent of the optionee.

Amended Plan Benefits and Additional Information

        During the year ended December 31, 2003, options to purchase an aggregate of 60,000 shares of common stock were granted under the Directors Plan. These consisted of Initial Options granted to directors David Rynne and Peter Simone upon their election to the Board. None of the other groups or individuals for whom disclosure would otherwise be required are eligible to participate in the Directors Plan. At the time of the 2003 annual meeting, the Directors Plan was suspended, and therefore, the other Outside Directors did not receive Annual Options under the Directors Plan. In place of the Annual Options that directors James B. Meindl, Uzia Galil, Arthur B. Stabenow and Philip M. Young would have received under the Directors Plan, equivalent options were granted to these directors under our 1993 Stock Option Plan.

        Subject to stockholder approval, the following table sets forth the grants of stock options that will be made pursuant to the Directors Plan during the year ending December 31, 2004, assuming that each of the nominees for election to the Board of Directors is elected at the annual meeting and that no other change in the composition of the Board of Directors occurs during the current fiscal year.

AMENDED PLAN BENEFITS

Name and Position	Number of Shares(1)
Levy Gerzberg, Ph.D. President and Chief Executive Officer	0
Camillo Martino Executive Vice President and Chief Operating Officer	0
Isaac Shenberg, Ph.D. Senior Vice President, Business and Strategic Development	0
Karl Schneider Senior Vice President, Finance and Chief Financial Officer	0
Executive Group (4 persons)	0
Non-Executive Director Group (6 persons)	90,000
Non-Executive Officer Employee Group	0

    (1)
    Only non-employee directors receive automatic grants under the Directors Plan.

Summary of U.S. Federal Income Tax Consequences

        All options granted under the Directors Plan are nonstatutory options, that is, options not intended to be incentive stock options within the meaning of Section 422 of the Code. For a summary of the U.S. federal income tax consequences under current law of participation in the Directors Plan, see the discussion of the treatment of nonstatutory stock options under "Proposal No. 2—Approval of 2004 Equity Incentive Plan—Summary of U.S. Federal Income Tax Consequences."

Required Vote and Board of Director's Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

        The Board believes that the proposed amendment to the Directors Plan is in the best interests of Zoran and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote "FOR" the amendment to the Directors Plan.

PROPOSAL NO. 4

APPROVAL OF AMENDMENTS TO THE
ZORAN CORPORATION 1995 EMPLOYEE STOCK PURCHASE PLAN

        At the annual meeting, the stockholders are being asked to approve an amendment to Zoran's 1995 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of common stock authorized for issuance thereunder by 250,000 shares.

        The Purchase Plan provides for the purchase of Zoran's common stock by employees of Zoran and any subsidiaries designated by the Board. Zoran management believes that the Purchase Plan is an important factor in attracting and retaining qualified employees essential to Zoran's success. As of March 31, 2004, a total of 816,964 shares of Zoran common stock had been issued under the Purchase Plan, leaving 658,036 shares available for future issuance.

Summary of the 1995 Employee Stock Purchase Plan, as Amended

        The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any stockholder upon request.

        General.    The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Each participant in the Purchase Plan is granted, at the beginning of each offering under the plan (an "Offering"), the right to purchase through accumulated payroll deductions up to a number of shares of common stock (a "Purchase Right") determined on the first day of the Offering. The Purchase Right is automatically exercised on the last day of each purchase period within the Offering unless the participant has withdrawn from participation in the Offering or in the Purchase Plan prior to such date.

        Shares Subject to Purchase Plan.    Currently, a maximum of 1,475,000 of Zoran's authorized but unissued or reacquired shares of common stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in Zoran's capital structure or in the event of any merger, sale of assets or other reorganization. The Board of Directors has amended the Purchase Plan, subject to stockholder approval, to authorize an additional 250,000 shares for issuance under the Purchase Plan, for an aggregate maximum of 1,725,000 shares. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan.

        Administration.    The Purchase Plan is administered by the Board of Directors or a duly appointed committee of the Board. Subject to the provisions of the Purchase Plan, the Board or its committee determines the terms and conditions of Purchase Rights granted under the plan. The Board or its committee will interpret the Purchase Plan and Purchase Rights granted thereunder, and all determinations of the Board or its committee will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Rights.

        Eligibility.    Any of Zoran's employees or employees of any present or future parent or subsidiary corporation of Zoran designated by the Board for inclusion in the Purchase Plan is eligible to participate in an Offering under the plan so long as the employee is customarily employed for more than 20 hours per week and more than five months in any calendar year. However, no employee who owns or holds options to purchase, or as a result of participation in the Purchase Plan would own or hold options to purchase, 5% or more of the total combined voting power or value of all classes of Zoran's stock or of any of Zoran's parent or subsidiary corporations is entitled to participate in the Purchase Plan. As of March 31, 2004, 797 employees were eligible to participate in the Purchase Plan. During the year ended December 31, 2003: (i) Dr. Gerzberg, President and Chief Executive Officer,

purchased 1,976 shares; (ii) Dr. Shenberg, Senior Vice President, Business and Strategic Development, purchased 1,316 shares; (iii) Mr. Schneider, Senior Vice President, Finance and Chief Financial Officer, purchased 1,235 shares; (iv) Mr. Martino, Executive Vice President and Chief Operating Officer, purchased 1,816 shares; (v) all current executive officers as a group purchased 6,343 shares; and (vi) all current employees, including officers who are not executive officers, as a group purchased 112,818 shares, under the Purchase Plan. During that fiscal year, no nominee for election as a director other than Dr. Gerzberg was eligible to participate in the Purchase Plan.

        Offerings.    Generally, each Offering of common stock under the Purchase Plan is for a period of 24 months (an "Offering Period"). Offering Periods under the Purchase Plan are overlapping, with a new Offering Period beginning every six months. However, employees may only participate in one Offering at a time. Offering Periods generally commence on the first day of May and November of each year (an "Offering Date") and end on the last day of the second following April and October, respectively. Each Offering Period is generally comprised of four six-month purchase periods ("Purchase Periods"). Shares are purchased on the last day of each Purchase Period ("Purchase Dates"). The Board may establish a different term for one or more Offerings (not to exceed 27 months) or Purchase Periods or different commencement or ending dates for an Offering or a Purchase Period.

        Participation and Purchase of Shares.    Participation in the Purchase Plan is limited to eligible employees who authorize payroll deductions, which may not exceed 10% of compensation for each pay period during an Offering or such other rate as the Board determines. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering until such time as the employee ceases to be an eligible employee, withdraws from the Purchase Plan, or terminates employment.

        The Purchase Plan provides that each participant in a 24-month Offering has a maximum Purchase Right equal to the lesser of the number of whole shares determined by dividing $50,000 by the fair market value of a share of common stock on the Offering Date or 7,500 shares, subject to certain limitations. These dollar and share amounts are pro-rated for any Offering Period that is less than 23-1/2 months or more than 24-1/2 months in duration. Notwithstanding any other provision of the Purchase Plan, no participant may purchase under the Purchase Plan shares of common stock having a fair market value exceeding $25,000 in any calendar year (measured by the fair market value of Zoran's common stock on the Offering Date).

        At the end of each Purchase Period, a participant acquires the number of shares of common stock determined by dividing the total amount of payroll deductions from the participant's compensation during the Purchase Period by the purchase price, limited in any case by the number of shares subject to the participant's Purchase Right for the Offering. The per share purchase price at which the shares are sold under the Purchase Plan generally equals 85% of the lesser of the fair market value of a share of common stock on the Offering Date or on the Purchase Date. The fair market value of the common stock on any relevant date generally will be the closing price per share on such date as reported on the Nasdaq National Market. Any payroll deductions under the Purchase Plan not applied to the purchase of shares are returned to the participant, except for an amount insufficient to purchase another whole share, which amount may be applied to the next Offering.

        A participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings. However, once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

        Change in Control.    The Purchase Plan provides that, in the event of (i) a sale or exchange by the Zoran stockholders in a single transaction or series of related transactions of more than 50% of Zoran's voting stock, (ii) a merger or consolidation in which Zoran is a party, (iii) the sale, exchange or transfer of all or substantially all of Zoran's assets, or (iv) a liquidation or dissolution of Zoran wherein, upon any such event, Zoran stockholders immediately before such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of Zoran's voting stock, its successor, or the corporation to which the assets of Zoran were transferred (a "Change in Control"), the acquiring or successor corporation may assume Zoran's rights and obligations under the Purchase Plan or substitute substantially equivalent Purchase Rights for such corporation's stock. If the acquiring or successor corporation elects not to assume or substitute for the outstanding Purchase Rights, the Board may adjust the next Purchase Date to a date on or before the date of the Change in Control. Any Purchase Rights that are not assumed, substituted for, or exercised prior to the Change in Control will terminate.

        Termination or Amendment.    The Purchase Plan will continue until terminated by the Board of Directors or until all of the shares reserved for issuance under the Purchase Plan have been issued. The Board may amend or terminate the Purchase Plan at any time, except that the approval of Zoran stockholders is required within 12 months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan or changing the parent or subsidiary corporations that are designated for inclusion in the Purchase Plan.

Summary of Federal Income Tax Consequences of the Purchase Plan

        The following summary is intended only as a general guide as to the U.S. federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all potential tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

        A participant recognizes no taxable income either as a result of commencing to participate in the Purchase Plan or purchasing shares of Zoran common stock under the terms of the Purchase Plan so long as it qualifies under Section 423 of the Code. If a participant disposes of shares purchased under the Purchase Plan within two years from the first day of the applicable Offering or within one year from the Purchase Date (a "disqualifying disposition"), the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of the ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant's holding period is more than 12 months, otherwise it will be short-term.

        If a participant disposes of shares purchased under the Purchase Plan at least two years after the first day of the applicable Offering and at least one year after the Purchase Date, the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) the difference between the fair market value of the shares on the first day of the applicable Offering and the purchase price (determined as if the Purchase Right were exercised on such date). The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

        If the participant still owns the shares at the time of death, ordinary income will be recognized in the year of death equal to the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price or (ii) the difference between the fair market value of the shares on the first day of the Offering in which the shares were purchased and the purchase price (determined as if the Purchase Right were exercised on such date).

        Zoran should be entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed.

Required Vote and Board of Directors Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

        The Board believes that the proposed amendment to the Purchase Plan is in the best interests of Zoran and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote "FOR" approval of the amendments to the Purchase Plan.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Audit Committee of our Board of Directors of has selected PricewaterhouseCoopers LLP as independent accountants to audit the consolidated financial statements of Zoran for the year ending December 31, 2004. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

        The following table sets forth the aggregate fees billed to Zoran for the years ended December 31, 2002 and 2003 by PricewaterhouseCoopers LLP:

	2002	2003
Audit fees(1)	$185,750	$487,048
Audit-related fees(2)	$51,257	$101,800
Tax fees(3)	$61,737	$169,511
All other fees	—	—

(1)
Audit fees consist of fees billed for professional services rendered for the audit of Zoran's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements. During 2003, these fees also included services related to the preparation of a Form S-4 registration statement related to the acquisition of Oak Technology, Inc. and final progress billing on the audit of Oak's financial statements following the completion of that acquisition.

(2)
Audit-Related Fees consist of fees billed for services provided in connection with internal controls documentation. During 2003 these fees included services related to financial due diligence conducted in connection with the acquisition of Oak.

(3)
Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

        The Audit Committee is responsible for pre-approving all audit and permissible non-audit services provided by our independent accountants. Management is responsible for reporting to the Audit Committee on a quarterly basis regarding expenditures for non-audit services made within the foregoing budget.

Vote Required and Board of Directors Recommendation

        Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting, as well as the presence of a quorum representing a majority of all outstanding shares of common stock of Zoran, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

        The Board of Directors unanimously recommends a vote "FOR" the appointment of PricewaterhouseCoopers LLP as Zoran's independent accountants for the year ending December 31, 2004.

PRINCIPAL STOCKHOLDERS AND STOCK
OWNERSHIP BY MANAGEMENT

        The following table sets forth, as of March 31, 2004, certain information with respect to the beneficial ownership of Zoran's common stock by (i) each stockholder known by Zoran to be the beneficial owner of more than 5% of Zoran's common stock, (ii) each director and director-nominee of Zoran, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all directors and executive officers of Zoran as a group:

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent(3)
Levy Gerzberg, Ph.D.(4)	1,316,700	3.0%
Camillo Martino(5)	645,887	1.5%
Isaac Shenberg, Ph.D.(6)	513,844	1.2%
Karl Schneider(7)	456,202	1.1%
Uzia Galil(8)	105,373	*
Arthur B. Stanenow(9)	100,321	*
James D. Meindl(10)	83,020	*
Philip M. Young(6)	58,200	*
James B. Owens, Jr.(6)	30,000	*
Peter Simone	7,584	*
David Rynne	—	N/A
Directors and executive officers as a group (11 persons)(11)	3,317,131	7.2%

*
Less than 1%.

(1)
Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

(2)
Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options. Except as otherwise noted, options granted under the 1993 Stock Option Plan are immediately exercisable, subject our right to repurchase unvested shares upon termination of employment or other service at a price equal to the option exercise price.

(3)
Calculated on the basis of 42,963,394 shares of common stock outstanding as of March 31, 2004, provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days after March 31, 2004 are deemed to be outstanding for the purpose of calculating that stockholder's percentage beneficial ownership.

(4)
Includes options to purchase 1,227,013 shares of common stock, all of which are exercisable.

(5)
Includes options to purchase 644,978 shares of common stock, all of which are exercisable.

(6)
Consists of options to purchase common stock, all of which are exercisable.

(7)
Includes options to purchase 453,200 shares of common stock, all of which are exercisable.

(8)
Includes 4,512 shares held by Mr. Galil's spouse. Mr. Galil may be deemed to be a beneficial owner of these shares, although Mr. Galil disclaims such beneficial ownership. Also includes options to purchase 88,200 shares of common stock that are currently exercisable or will become exercisable within 60 days after March 31, 2004.

(9)
Includes options to purchase 84,450 shares of common stock that are currently exercisable or will become exercisable within 60 days after March 31, 2004.

(10)
Includes 333 shares held jointly with Dr. Meindl's spouse and 1,687 shares held by James and Frederica Meindl as trustees of the Meindl Trust dated February 4, 1972. Also includes options to purchase 81,000 shares of common stock that are currently exercisable or will become exercisable within 60 days after March 31, 2004.

(11)
See notes 4 through 10. Includes 3,180,885 shares subject to options that are currently exercisable or will become exercisable within 60 days after March 31, 2004 beneficially owned by executive officers and directors.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

        The following table sets forth information concerning the compensation earned during the years ended December 31, 2001, 2002 and 2003 by our Chief Executive Officer and our three other executive officers:

SUMMARY COMPENSATION TABLE

Long Term Compensation Awards
Annual Compensation
Name and Principal Position						Shares Underlying Options(2)	All Other Compensation
	Year	Salary(1)		Bonus(1)
Levy Gerzberg, Ph.D. President and Chief Executive Officer	2003 2002 2001	$ $ $	340,000 339,921 318,423	$ $ $	197,700 255,000 226,100	609,358 427,500 150,000	$ $ $	858 698 538	(3) (3) (3)
Camillo Martino(4) Executive Vice President and Chief Operating Officer	2003 2002 2001	$ $ $	250,000 238,558 87,404	$ $	109,000 150,000 —	260,000 150,000 300,000	$ $ $	702 542 179	(3) (3) (3)
Isaac Shenberg, Ph.D. Senior Vice President, Business and Strategic Development	2003 2002 2001	$ $ $	180,000 178,750 172,130	$ $ $	62,800 63,000 48,899	200,000 82,500 100,500	$ $ $	48,654 37,427 42,674	(5) (5) (5)
Karl Schneider Senior Vice President, Finance and Chief Financial Officer	2003 2002 2001	$ $ $	210,000 195,750 185,250	$ $ $	73,300 68,250 60,918	200,000 75,000 82,500	$ $ $	608 538 167	(3) (3) (3)

(1)
Includes amounts (if any) deferred at the named executive officer's option under Zoran's 401(k) plan.

(2)
During 2003, each of Zoran's executive officers received two equal option grants, one of which will not begin vesting until one year following the date of grant, in light of the fact that Zoran's 1993 Stock Option Plan was due to expire in July 2003 and that Zoran would not adopt a new plan under which options could be granted to executive officers prior to the 2004 annual meeting. See "Report of the Compensation Committee on Executive Compensation."

(3)
Represents premiums paid by Zoran with respect to term life insurance for the benefit of Dr. Gerzberg, Mr. Martino and Mr. Schneider.

(4)
Mr. Martino joined Zoran as its Executive Vice President and Chief Operating Officer on August 20, 2001. The reported compensation for 2001 includes compensation earned by Mr. Martino from that date through December 31, 2001.

(5)
Consists of (i) premiums paid by Zoran under an insurance policy that covers certain severance and other benefits and (ii) contributions by Zoran toward a continuing education fund. In 2003, 2002 and 2001, Zoran paid insurance premiums for the benefit of Dr. Shenberg in the amounts of $33,779, $26,715 and $27,246, respectively. In 2003, 2002 and 2001, Zoran made continuing education contributions for the benefit of Dr. Shenberg in the amounts of $14,875, $10,712 and $15,428, respectively.

Stock Options Granted in Fiscal 2003

        The following table provides the specified information concerning grants of options to purchase our common stock made during the year ended December 31, 2003 to the persons named in the Summary Compensation Table:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants							Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Shares Underlying Options Granted(2)		% of Total Options Granted to Employees in Fiscal Year
Name					Exercise Price Per Share(3)		Expiration Date
								5%		10%
Levy Gerzberg, Ph.D.	304,679 304,679	(4) (5)	5.63 5.63	% %	$ $	24.78 24.78	7/15/13 7/15/13	$ $	4,748,120 4,748,120	$ $	12,032,669 12,032,669
Camillo Martino	130,000 130,000	(4) (5)	2.40 2.40	% %	$ $	24.78 24.78	7/15/13 7/15/13	$ $	2,025,921 2,025,921	$ $	5,134,082 5,134,082
Isaac Shenberg, Ph.D.	100,000 100,000	(4) (5)	1.85 1.85	% %	$ $	24.78 24.78	7/15/13 7/15/13	$ $	1,558,401 1,558,401	$ $	3,949,294 3,949,294
Karl Schneider	100,000 100,000	(4) (5)	1.85 1.85	% %	$ $	24.78 24.78	7/15/13 7/15/13	$ $	1,558,401 1,558,401	$ $	3,949,294 3,949,294

(1)
Potential gains are net of exercise price, but before taxes associated with the exercise. These amounts represent certain hypothetical gains based on assumed rates of appreciation, based on SEC rules, and do not represent Zoran's estimate or projection of future prices of Zoran common stock. Actual gains, if any, on stock option exercises are dependent on Zoran's future performance, overall market conditions and the optionees' continued employment through the vesting period. Accordingly, the gains reflected in this table may not be achieved.

(2)
All options are fully exercisable from the date of grant, subject to Zoran's right to repurchase any unvested shares at the original purchase price upon the optionee's termination of service, except that no options may be exercised until one year of continuous employment with Zoran. Under Zoran's Executive Retention and Severance Plan covering each of its executive officers, if, in the event of a change in control of Zoran, the acquiring company does not assume or substitute a participant's options, then the vesting and exercisability of those options shall be accelerated in full immediately prior to, but conditioned upon, the consummation of the change in control transaction.

(3)
All options were granted at market value on the date of grant.

(4)
The options (or shares issued upon the exercise of the options) vest in 48 equal monthly installments from the date of grant.

(5)
The options (or shares issued upon the exercise of the options) vest in 48 equal monthly installments during a period beginning one year after the date of grant.

Option Exercises and Fiscal 2003 Year-End Values

        The following table provides the specified information concerning exercises of options to purchase our common stock in the year ended December 31, 2003, and unexercised options held as of December 31, 2003, by the persons named in the Summary Compensation Table above. A portion of the shares subject to these options are not yet vested, and thus would be subject to repurchase by Zoran at a price equal to the option exercise price, if the corresponding options were exercised before those shares had vested.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END VALUES

			Number of Shares Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable(2)	Unexercisable	Exercisable(2)	Unexercisable
Levy Gerzberg, Ph.D.	105,000	$1,263,741	1,227,013	—	$2,513,512	N/A
Camillo Martino	65,022	$679,070	644,978	—	$395,020	N/A
Isaac Shenberg, Ph.D.	25,176	$656,311	513,844	—	$1,889,650	N/A
Karl Schneider	—	N/A	453,200	—	$1,370,403	N/A

(1)
Based on a market value of $17.39 per share, the closing price of our common stock on December 31, 2003, as reported by the Nasdaq National Market.

(2)
All options are fully exercisable from the date of grant, subject to Zoran's right to repurchase any unvested shares at the original purchase price upon the optionee's termination of service. The options (or shares issued upon the exercise of the options) vest in 48 equal installments from the date of grant, or in one installment equal to 1/4 of the shares and 36 equal monthly installments of 1/48 of the shares thereafter, in the case of options granted upon commencement of employment.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        Zoran has adopted an Executive Retention and Severance Plan (the "Retention Plan"), which provides for certain benefits for Zoran's executive officers and key employees upon a change in control of Zoran. The Retention Plan provides that if, in the event of a change in control of Zoran, the company acquiring Zoran does not assume or substitute the outstanding options of the participants in the Retention Plan, then the vesting and exercisability of their options shall be accelerated in full immediately prior to, but conditioned upon, the consummation of the change in control transaction. The Retention Plan provides for additional benefits if a participant in the Retention Plan is terminated without cause or resigns as a result of certain adverse circumstances described in the Retention Plan within 18 months after a change in control. Upon such termination, a participant would be entitled to a lump sum cash payment in amount equal to the aggregate amount of his monthly salary and prorated annual bonus for a period of 36 months in the case of the chief executive officer and 18 months in the case of other executive officers, with the applicable annual bonus amount to be determined at the time of termination under the terms of the Retention Plan. In addition, Zoran will arrange to provide health and life insurance benefits to the participant for 36 months in the case of the chief executive officer and 18 months in the case of other executive officers. The Retention Plan also provides that, upon such termination of an executive officer within 18 months following a change in control, the outstanding options of such executive officer shall be immediately exercisable and fully vested and shall generally remain exercisable for a period of one year after such termination.

Compensation of Directors

        Directors receive an annual retainer of $20,000, a fee of $2,000 for each meeting attended and quarterly fees of $1,500 for each committee on which they serve and $2,500 for each committee they chair.

        The 1995 Outside Directors Plan (the "Directors Plan") provides for formula-based grants of options to non-employee directors of Zoran. Under the Directors Plan, each non-employee director is automatically granted a nonstatutory stock option to purchase 30,000 shares of Zoran common stock (an "Initial Option") on the date on which such person first becomes a non-employee director of Zoran. Thereafter, on the date immediately following each annual stockholders' meeting, each non-employee director who is reelected at the meeting to an additional term is granted an additional option to purchase 15,000 shares of Zoran common stock (an "Annual Option") if, on such date, he or she has served on the Board of Directors for at least six months.

        The Directors Plan provides that each Initial Option shall become exercisable in installments as to one-fourth of the total number of shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant, and each Annual Option shall become exercisable in full one year after the date of grant, subject to the director's continuous service. The exercise price per share of all options granted under the Directors Plan is equal to the fair market value of a share of Zoran common stock on the date of grant. Options granted under the Directors Plan have a term of ten years.

        In 2003, the Board of Directors temporarily suspended the Directors Plan, and Zoran's non-employee directors instead received options under Zoran's 1993 Stock Option Plan that were equivalent to the options they would have received under the Directors Plan. The suspension of the Directors Plan only affected option grants that would have occurred under that plan during 2003 and is not currently in effect.

EQUITY COMPENSATION PLAN INFORMATION

        Zoran currently maintains three compensation plans that provide for the issuance of Zoran common stock to officers and other employees, directors or consultants. These consist of the Directors Plan and the 1995 Employee Stock Purchase Plan, which have been approved by stockholders, and the 2000 Nonstatutory Stock Option Plan (the "2000 Plan"), which has not been approved by stockholders. Zoran has also issued options under its 1993 Stock Option Plan (the "1993 Plan"), which had been approved by stockholders and which expired in July 2003. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2003:

Plan Category(1)	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders	4,396,444	$19.97	725,836	(2)
Equity compensation plans not approved by stockholders(3)	6,647,224	$16.76	5,971,976

Total	11,043,668	$18.03	6,697,812

(1)
The information presented in this table excludes options assumed by Zoran in connection with acquisitions of other companies. As of December 31, 2003, 2,625,496 shares of Zoran common stock were issuable upon exercise of these assumed options, at a weighted average exercise price of $12.04 per share.

(2)
Includes 658,036 shares available for future issuance under the Purchase Plan.

(3)
Consists of options that are outstanding, and shares available for future issuance, under the 2000 Plan. The material features of the 2000 Plan are described below.

Material Features of the 2000 Stock Option Plan

        As of March 31, 2004, Zoran had reserved an aggregate of 13,325,000 shares of common stock for issuance under the 2000 Plan. The 2000 Plan provides for the grant of nonstatutory stock options to employees or consultants with exercise prices typically equal to (but not less than 85% of) the fair market value of Zoran common stock on the date of grant. No current officer or other person whose eligibility would require stockholder approval of the 2000 Plan under any law or stock exchange rules may be granted an option under the plan, except as permitted under Nasdaq Rule 4350(i)(1)(A)(iii). Under that rule, a company that assumes a pre-existing, stockholder-approved plan in a merger is permitted to use the share reserve under the assumed plan (after appropriate adjustment to reflect the merger) to issue options to any persons, including officers or directors, who were not employed by the company at the effective time of the merger, so long as the options are granted on or prior to the expiration date of the assumed plan. Such options may be issued under the assumed plan or any other plan maintained by the issuer. In its acquisition of Oak Technology, Inc., Zoran assumed the stockholder-approved stock option plans of Oak that were in effect immediately prior to the effective time of the merger with Oak. As a result, 2,832,210 shares that were available for issuance under those plans (as adjusted to reflect the merger) became available for issuance under the 2000 Plan and are included among the 13,325,000 shares that are reserved for issuance thereunder. The assumed plans were scheduled to expire between December 2004 and December 2012. Accordingly, the share reserve under the 2000 Plan will be reduced by 20,599 shares in December 2004. The 2000 Plan will terminate in its entirety in October 2010, prior to the time when the last of the assumed plans would have expired.

        Upon its approval of the 2004 Equity Incentive Plan (the "2004 Plan"), the Board of Directors acted to reduce the number of shares reserved for issuance under the 2000 Plan, subject to stockholder approval of the 2004 Plan. If the 2004 Plan is approved, the share reserve under the 2000 Plan will be reduced by 1,000,000 plus an additional amount equal to a portion of the shares that are added to the share reserve under the 2004 Plan pursuant to certain adjustment provisions under the 2004 Plan. Under those provisions, the share reserve under the 2004 Plan will be increased from time to time by a number of shares, not to exceed 2,000,000 in the aggregate, equal to the number of shares that, but for such Board action regarding the 2000 Plan or the expiration of the 1993 Plan, would have become issuable again under those plans upon (a) expiration or termination of options granted under the 2000 Plan or the 1993 Plan, (b) the repurchase or forfeiture of unvested shares previously acquired under the 2000 Plan or the 1993 Plan or (c) Zoran's withholding or reacquisition of shares in satisfaction of tax withholding obligations pursuant to the 2000 Plan or the 1993 Plan. To the extent such increase relates to options or shares issued under the 2000 Plan, the share reserve under the 2000 Plan will be reduced by an equal amount.

        In general, the 2000 Plan is administered by the Compensation Committee, which determines the optionees and the terms of the options granted, including exercise price and number of shares subject to the options granted. However, Dr. Gerzberg has been authorized by the Board of Directors to grant options to purchase up to 30,000 shares. Certain options granted under the 2000 Plan are fully exercisable from the date of grant, subject to Zoran's right to repurchase unvested shares at the original purchase price upon the optionee's termination of service. Subject to the optionee's continued service, the options generally vest at the rate of 1/4 of the shares on the first anniversary of the date of grant and at the rate of 1/48 of the shares on the last day of each of the next 36 calendar months thereafter. Options granted under the 2000 Plan generally have a 10-year term and terminate three months after the termination of service, except where service terminates due to the optionee's death or permanent and total disability, in which case the option will remain exercisable for one year after such termination but in no event beyond the expiration of the option's term.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

        Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders were complied with, except that (i) Levy Gerzberg, Ph.D., Camillo Martino, Isaac Shenberg, Ph.D. and Karl Schneider each filed one late report with respect to two option grants received during the fiscal year, (ii) Arthur B. Stabenow, James D. Meindl, Uzia Galil, James B. Owens, Jr. and Philip M. Young each filed one late report with respect to one option grant received during the fiscal year, (iii) Mr. Owens also filed a late initial statement of beneficial ownership following his initial election to our Board of Directors, and (iv) Peter J. Simone, David Rynne and Young K. Sohn, who had joined our Board of Directors in connection with our merger with Oak Technology, Inc., each filed one late report with respect to the acquisition of Zoran stock and Zoran's assumption of Oak options in the merger.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

Compensation Philosophy

        The goals of Zoran's compensation policy are to attract, retain and reward executive officers who contribute to Zoran's overall success by offering compensation that is competitive in the semiconductor industry, to motivate executives to achieve Zoran's business objectives and to align the interests of officers with the long-term interests of stockholders. Zoran currently uses salary, bonuses and stock options to meet these goals.

Forms of Compensation

        Zoran provides our executive officers with a compensation package consisting of base salary, incentive bonuses and participation in benefit plans generally available to other employees. In setting total compensation, the compensation committee considers individual performance, as well as market information regarding compensation paid by other companies in Zoran's industry.

        Base Salary.    Salaries for Zoran's executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the semiconductor industry for individuals of similar education and background to the executive officers being recruited. Zoran also gives consideration to the individual's experience, reputation in his or her industry and expected contributions to Zoran. Salaries are generally reviewed annually by the Compensation Committee and are subject to increases based on (i) the Compensation Committee's determination that the individual's level of contribution to Zoran has increased since his or her salary had last been reviewed and (ii) increases in competitive pay levels.

        Bonuses.    It is Zoran's policy that a substantial component of each officer's potential annual compensation takes the form of a performance-based bonus. Bonus payments to officers other than the chief executive officer are determined by the Compensation Committee, in consultation with the chief executive officer, based on Zoran's financial performance and the achievement of the officer's individual performance objectives. The chief executive officer's bonus is determined by the Compensation Committee, without participation by the chief executive officer, based on the same factors.

        Long-Term Incentives.    Longer-term incentives are provided through stock options, which reward executives and other employees through the growth in value of Zoran's stock. The Compensation Committee believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of stockholders. Grants of stock options to executive officers are based upon each officer's relative position, responsibilities, historical and expected contributions to Zoran, and the officer's existing stock ownership and previous option grants, with primary weight given to the executive officers' relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join Zoran may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are granted at an exercise price equal to the market price of Zoran common stock on the date of grant and will provide value to the executive officers only when the market price of the common stock increases over the exercise price.

        Zoran's 1993 Stock Option Plan (the "1993 Plan") expired in July 2003. Prior to that time, the Compensation Committee had considered adopting a new stock option plan under which options could be granted to executive officers, but ultimately decided to defer such action until after Zoran completed its acquisition of Oak Technology, Inc. To permit the Company to provide equity-based incentive compensation to its executive officers without interruption, the Compensation Committee, in July 2003, approved grants of two options of the same size to each executive officer, with one option vesting over 48 months from the date of grant and the other option vesting over 48 months beginning one year following the date of grant. In April 2004, the Board of Directors approved the 2004 Equity Incentive Plan (the "2004 Plan"), subject to stockholder approval. The 2004 Plan permits Zoran to grant various forms of equity compensation, including options, restricted stock and stock appreciation rights. See "Proposal No. 2—Adoption of 2004 Equity Incentive Plan." Regardless of whether the 2004 Plan is approved by stockholders, the Compensation Committee views the extra grants made to executive officers in 2003 as substituting for the annual grants that would normally have been made to those officers in 2004 and, accordingly, does not expect to grant options to current executive officers under the 2004 Plan until the next fiscal year.

        Section 162(m) of the Internal Revenue Code restricts federal income tax deductibility by Zoran of executive compensation paid to Zoran's chief executive officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exemption under Section 162(m) or related regulations. The Compensation Committee's policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable and consistent with Zoran's compensation objectives. Income related to stock options granted under the 1993 Plan generally qualifies as performance-based compensation exempt from these restrictions imposed by Section 162(m), as would income related to options and other forms of equity granted under the 2004 Plan. Other compensation paid to the executive officers did not approach the $1,000,000 limit per executive officer for 2003 and is unlikely to do so in the foreseeable future. The Compensation Committee will consider appropriate actions should the individual non-performance-based compensation of any executive officer ever approach the $1,000,000 level.

2003 Compensation

        Compensation for the chief executive officer and other executive officers for 2003 was set according to Zoran's established compensation policy described above. At the beginning of 2004, Zoran paid bonuses to its executive officers, including a cash bonus of $197,700 to Dr. Gerzberg, for their performance in fiscal 2003. These bonuses were based upon the successful execution of Zoran's operating and strategic plan for 2003, including the growth in Zoran's product sales and revenue, the effective leadership of Dr. Gerzberg, the successful acquisition of Oak and the contributions of Dr. Gerzberg and the other executive officers to the success and the overall performance of Zoran, and the individual performance of Dr. Gerzberg and the other executive officers with respect to specific operational and strategic objectives.

COMPENSATION COMMITTEE

Uzia Galil James B. Owens, Jr. Arthur B. Stabenow

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the quality of Zoran's financial statements and financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. PricewaterhouseCoopers LLP is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

        During the year ended December 31, 2003, the Audit Committee consisted of three directors each of whom, in the judgment of the Board, is an "independent director" as defined in the listing standards for The Nasdaq Stock Market. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors.

        The Audit Committee has discussed and reviewed with the auditors all matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Audit Committee has received from PricewaterhouseCoopers LLP a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

        The Audit Committee has met with PricewaterhouseCoopers LLP, with and without management present, to discuss the overall scope of PricewaterhouseCoopers LLP's audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of its financial reporting. The Audit Committee has reviewed and discussed with management and PricewaterhouseCoopers LLP the audited financial statements.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2003.

AUDIT COMMITTEE

Arthur B. Stabenow James D. Meindl Uzia Galil

COMPARISON OF STOCKHOLDER RETURN

        Set forth below is a graph indicating cumulative total return at December 31, 1999, 2000, 2001, 2002 and 2003 on $100 invested, alternatively, in Zoran common stock, the CRSP Total Return Index for the Nasdaq Stock Market and the Nasdaq Electronic Components Stock Index on December 31, 1998.(1)

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

(1)
Assumes that $100 was invested on December 31, 1998 in our common stock and each index, and that all dividends have been reinvested. No cash dividends have been declared on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

        Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2005 annual meeting, the proposal must be received at our principal executive offices, addressed to the General Counsel, not later than January 17, 2005. Should a stockholder proposal be brought before the 2005 annual meeting, regardless of whether it is included in our proxy materials, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, if we do not receive notice of the proposal, addressed to the General Counsel at our principal executive offices, prior to the close of business on April 4, 2005.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2004 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors

Dennis C. Sullivan Secretary
Sunnyvale, California May 17, 2004

Appendix A

Zoran Corporation
2004 Equity Incentive Plan

1.                                       ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1                                 Establishment.  The Zoran Corporation 2004 Equity Incentive Plan (the “Plan”) is hereby established effective as of                         , 2004, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2                                 Purpose.  The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.  The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units and Deferred Compensation Awards.

1.3                                 Term of Plan.  The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed.  However, all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.                                       DEFINITIONS AND CONSTRUCTION.

2.1                                 Definitions.  Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)                                  “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities.  For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b)                                 “Award” means any Option, SAR, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit or Deferred Compensation Award granted under the Plan.

(c)                                  “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.  An Award Agreement may be an “Option Agreement,” an “SAR Agreement,” a “Restricted Stock Purchase Agreement,” a “Restricted Stock Bonus Agreement,” a “Restricted Stock Unit Agreement,” a “Performance Share Agreement,”

a “Performance Unit Agreement” or a “Deferred Compensation Award Agreement.”

(d)                                 “Board” means the Board of Directors of the Company.

(e)                                  “Change in Control” means, unless otherwise defined by the Participant’s Award Agreement or contract of employment or service, the occurrence of

(i)                                     any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (1) a trustee or other fiduciary holding securities of the Company under an employee benefit plan of a Participating Company or (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of (i) the outstanding shares of common stock of the Company or (ii) the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of directors; or

(ii)                                  an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 2.1(v)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)                               a liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities.  The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(f)                                    “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(g)                                 “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board.  If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(h)                                 “Company” means Zoran Corporation, a Delaware corporation, or any successor corporation thereto.

(i)                                     “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

(j)                                     “Deferred Compensation Award” means an award of Stock Units granted to a Participant pursuant to Section 11 of the Plan.

(k)                                  “Director” means a member of the Board.

(l)                                     “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(m)                               “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(n)                                 “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.  The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.  For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(o)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)                                 “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)                                     Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)                                  Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day or the next succeeding trading day.  The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.

(iii)                               If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(q)                                 “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(r)                                    “Insider” means an Officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(s)                                  “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(t)                                    “Officer” means any person designated by the Board as an officer of the Company.

(u)                                 “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan.  An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(v)                                 “Ownership Change Event” means the occurrence of any of the following with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(w)                               “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(x)                                   “Participant” means any eligible person who has been granted one or more Awards.

(y)                                 “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(z)                                   “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(aa)                            “Performance Award” means an Award of Performance Shares or Performance Units.

(bb)                          “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(cc)                            “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3 of the Plan.

(dd)                          “Performance Period” means a period established by the Committee pursuant to Section 10.3 of the Plan at the end of which one or more Performance Goals are to be measured.

(ee)                            “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(ff)                                “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(gg)                          “Predecessor Plan” means each of the Company’s 1993 Stock Option Plan and 2000 Nonstatutory Stock Option Plan.

(hh)                          “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ii)                                  “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8 of the Plan.

(jj)                                  “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8 of the Plan.

(kk)                            “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 or Section 11 of the Plan, respectively, to receive a share of Stock on a date determined in accordance with the provisions of Section 9 or Section 11, as applicable, and the Participant’s Award Agreement.

(ll)                                  “Restriction Period” means the period established in accordance with Section 8.5 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

(mm)                      “Retirement” means termination of Service at or after the normal retirement age as set forth in the retirement plan of the Company that is applicable to the Participant, or, if the Participant is not covered by such a retirement plan, the normal retirement age as defined by the social insurance program in effect in the country where the Participant resides.

(nn)                          “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(oo)                          “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(pp)                          “Section 162(m)” means Section 162(m) of the Code.

(qq)                          “Securities Act” means the Securities Act of 1933, as amended.

(rr)                                “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant.  Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service.  Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company.  However, if any such leave taken by a Participant exceeds ninety (90) days, then on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option, unless the Participant’s right to return to Service is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement.  A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company.  Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(ss)                            “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3 of the Plan.

(tt)                                “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(uu)                          “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(vv)                          “Vesting Conditions” mean those conditions established in accordance with Section 8.5 or Section 9.3 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.

2.2                                 Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.                                       ADMINISTRATION.

3.1                                 Administration by the Committee.  The Plan shall be administered by the Committee.  All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2                                 Authority of Officers.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.  The Board may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) the exercise price per share of each such Award which is an Option or Stock Appreciation Right shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (c) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee.

3.3                                 Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4                                 Committee Complying with Section 162(m).  If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

3.5                                 Powers of the Committee.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)                                  to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

(b)                                 to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)                                  to determine the Fair Market Value of shares of Stock or other property for purposes of administration of the Plan;

(d)                                 to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)                                  to determine whether an Award of SARs, Performance Shares or Performance Units will be settled in shares of Stock, cash, or in any combination thereof;

(f)                                    to approve one or more forms of Award Agreement;

(g)                                 to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)                                 to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)                                     without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.3) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

(j)                                     to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(k)                                  to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6                                 Option or SAR Repricing.  Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new Options or SARs having a lower exercise price or (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof.  This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

3.7                                 Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.                                       SHARES SUBJECT TO PLAN.

4.1                                 Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 4.2 and Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be one million (1,000,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.  If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company at the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan.  Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 15.2.  Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment.  If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

4.2                                 Adjustment for Unissued Predecessor Plan Shares.  The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

(a)                                  the number of shares of Stock subject to that portion of any option outstanding pusuant to a Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised;

(b)                                 the number of shares of Stock acquired pursuant to a Predecessor Plan subject to forfeiture or repurchase by the Company at the Participant’s purchase price which, on or after the Effective Date, is so forfeited or repurchased; and

(c)                                  the number of shares Stock that are withheld or reacquired by the Company on or after the Effective Date in satisfaction of tax withholding obligations pursuant to a Predecessor Plan;

provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plans that may become authorized for issuance under the Plan pursuant to this Section 4.2 shall not exceed two million (2,000,000) shares.

4.3                                 Adjustments for Changes in Capital Structure.  Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.4 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  Any fractional share resulting from an adjustment pursuant to this Section 4.3 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award.  The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods.  The adjustments determined by the Committee pursuant to this Section 4.3 shall be final, binding and conclusive.

5.                                       ELIGIBILITY AND AWARD LIMITATIONS.

5.1                                 Persons Eligible for Awards.  Awards may be granted only to Employees, Consultants and Directors.  For purposes of the foregoing sentence, “Employees,” “Consultants”and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service.

5.2                                 Participation.  Awards are granted solely at the discretion of the Committee.  Eligible persons may be granted more than one Award.  However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3                                 Incentive Stock Option Limitations.

(a)                                  Persons Eligible.  An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”).  Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.  An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

(b)                                 Fair Market Value Limitation.  To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options.  For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising.  In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first.  Upon exercise, shares issued pursuant to each such portion shall be separately identified.

5.4                                 Award Limits.

(a)                                  Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.  Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed three million (3,000,000) shares.  The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to the limitation set forth in Section 5.4(b) below.

(b)                                 Aggregate Limit on Full Value Awards.  Subject to adjustment as provided in Section 4.3, in no event shall more than five hundred thousand (500,000) shares in the aggregate be issued under the Plan pursuant to the exercise or settlement of Restricted Stock Awards, Restricted Stock Unit Awards and Performance Awards.

(c)                                  Aggregate Limit on Full Value Awards Without Minimum Vesting.  Notwithstanding any provision of the Plan to the contrary, no more than five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, determined in accordance with Section 4.1, shall be issued pursuant to the following Awards: (a) Restricted Stock or Restricted Stock Unit Awards having Vesting Conditions which (i) if based upon a Service requirement, provide for vesting more rapid than annual pro rata vesting over a period three (3) years or (ii) if based upon the attainment of one or more Performance Goals, provide for a Performance Period of less than twelve (12) months, or (b) Performance Awards having a Performance Period of less than twelve (12) months.

(d)                                 Section 162(m) Award Limits.  The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

(i)                                     Options and SARs.  Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than five hundred thousand (500,000) shares.

(ii)                                  Restricted Stock and Restricted Stock Unit Awards.  Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Unit Awards,

subject to Vesting Conditions based on the attainment of Performance Goals, for more than two hundred fifty thousand (250,000) shares.

(iii)                               Performance Awards.  Subject to adjustment as provided in Section 4.3, no Employee shall be granted (1) Performance Shares which could result in such Employee receiving more than one hundred thousand (100,000) shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award, or (2) Performance Units which could result in such Employee receiving more than one million five hundred thousand dollars ($1,500,000) for each full fiscal year of the Company contained in the Performance Period for such Award.  No Participant may be granted more than one Performance Award for the same Performance Period.

6.                                       TERMS AND CONDITIONS OF OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish.  No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1                                 Exercise Price.  The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2                                 Exercisability and Term of Options.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.  Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3                                 Payment of Exercise Price.

(a)                                  Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof.  The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)                                 Limitations on Forms of Consideration.

(i)                                     Tender of Stock.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii)                                  Cashless Exercise.  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4                                 Effect of Termination of Service.

(a)                                  Option Exercisability.  Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i)                                     Disability.  If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)                                  Death.  If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.  The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii)                               Other Termination of Service.  If the Participant’s Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b)                                 Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c)                                  Extension if Participant Subject to Section 16(b).  Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.5                                 Transferability of Options.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

7.                                       TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1                                 Types of SARs Authorized.  SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”).  A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

7.2                                 Exercise Price.  The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3                                 Exercisability and Term of SARs.

(a)                                  Tandem SARs.  Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option.  The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms.  A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled.  Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised.  Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)                                 Freestanding SARs.  Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4                                 Exercise of SARs.  Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.  Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee.  Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR.  The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments.  When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR.  For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5                                 Deemed Exercise of SARs.  If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6                                 Effect of Termination of Service.  Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7                                 Nontransferability of SARs.  During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  Prior to the exercise of an SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

8.                                       TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1                                 Types of Restricted Stock Awards Authorized.  Restricted Stock Awards may be in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right.  Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4.  If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2                                 Purchase Price.  The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion.  No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  Notwithstanding the foregoing, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to such Restricted Stock Award.

8.3                                 Purchase Period.  A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right; provided, however, that no Restricted Stock Purchase Right granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.

8.4                                 Payment of Purchase Price.  Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check, or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.  The Committee may at any time or from time to time grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.  Restricted Stock Bonuses shall be issued in consideration for past services actually rendered to a Participating Company or for its benefit.

8.5                                 Vesting and Restrictions on Transfer.  Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event, as defined in Section 2.1(v), or as provided in Section 8.8.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6                                 Voting Rights; Dividends and Distributions.  Except as provided in this Section, Section 8.5 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.  However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7                                 Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8                                 Nontransferability of Restricted Stock Award Rights.  Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution.  All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.                                       TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish.  No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1                                 Grant of Restricted Stock Unit Awards.  Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4.  If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the

Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2                                 Purchase Price.  No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.

9.3                                 Vesting.  Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4                                 Voting Rights, Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Restricted Stock Units held by such Participant are settled.  Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock.  The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award.  In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5                                 Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6                                 Settlement of Restricted Stock Unit Awards.  The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes.  Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7                                 Nontransferability of Restricted Stock Unit Awards.  Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.                                 TERMS AND CONDITIONS OF PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1                           Types of Performance Awards Authorized.  Performance Awards may be in the form of either Performance Shares or Performance Units.  Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2                           Initial Value of Performance Shares and Performance Units.  Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of one hundred dollars ($100).  The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3                           Establishment of Performance Period, Performance Goals and Performance Award Formula.  In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant.  Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to “performance-based compensation,” the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain.  Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period.  The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4                           Measurement of Performance Goals.  Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a)                                  Performance Measures.  Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry.  Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee.  For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award.  Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award.  Performance Measures may be one or more of the following, as determined by the Committee:

(i)                                     revenue;

(ii)                                  expenses;

(iii)                               operating income;

(iv)                              gross margin;

(v)                                 operating margin;

(vi)                              earnings before interest, taxes and depreciation and amortization;

(vii)                           earnings before interest and taxes

(viii)                        pre-tax profit;

(ix)                                net operating income;

(x)                                   net income;

(xi)                                economic value added;

(xii)                             free cash flow;

(xiii)                          operating cash flow;

(xiv)                         the market price of the Stock;

(xv)                            earnings per share;

(xvi)                         return on stockholder equity;

(xvii)                      return on capital;

(xviii)                   return on net assets;

(xix)                           market share.

(b)                                 Performance Targets.  Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period.  A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

10.5                           Settlement of Performance Awards.

(a)                                  Determination of Final Value.  As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)                                 Discretionary Adjustment of Award Formula.  In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a “covered employee” within the meaning of Section 162(m) (a “Covered Employee”) to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.  If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.  No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award.

(c)                                  Effect of Leaves of Absence.  Unless otherwise required by law, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

(d)                                 Notice to Participants.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e)                                  Payment in Settlement of Performance Awards.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award.  Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee.  Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum.  An Award Agreement may provide for deferred payment in a lump sum or in installments.  If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

(f)                                    Provisions Applicable to Payment in Shares.  If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement.  Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days.  Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5.  Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6                           Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the

Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited.  Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock.  The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee.  Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5.  Dividend Equivalents shall not be paid with respect to Performance Units.  In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7                           Effect of Termination of Service.  Unless otherwise provided by the Committee in the grant of a Performance Award and set forth in the Award Agreement, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)                                  Death, Disability or Retirement.  If the Participant’s Service terminates because of the death, Disability or Retirement of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period.  Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b)                                 Other Termination of Service.  If the Participant’s Service terminates for any reason except death, Disability or Retirement before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award and provide for payment of such Award or portion thereof on the same basis as if the Participant’s Service had terminated by reason of Retirement.

10.8                           Nontransferability of Performance Awards.  Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.                                 DEFERRED COMPENSATION AWARDS.

11.1                           Establishment of Deferred Compensation Award Programs.  This Section 11 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section.  The Committee, in its discretion and upon such terms and conditions as it may determine, may establish one or more programs pursuant to the Plan under which:

(a)                                  Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

(b)                                 Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an Award of Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

(i)                                     shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

(ii)                                  cash or shares of Stock otherwise issuable to such Participant upon the exercise of an SAR; or

(iii)                               cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.

11.2                           Terms and Conditions of Deferred Compensation Awards.  Deferred Compensation Awards granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  No such Deferred Compensation Award or purported Deferred Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement.  Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a)                                  Vesting Conditions.  Deferred Compensation Awards shall not be subject to any vesting conditions.

(b)                                 Terms and Conditions of Stock Units.

(i)                                     Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Stock Units held by such Participant are settled.  Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Stock Units as of the date of payment of such cash dividends on Stock.  The method of determining the number of additional Stock Units to be so credited shall be specified by the Committee and set forth in the Award Agreement.  Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Stock Units originally subject to the Stock Unit Award.  In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

(ii)                                  Settlement of Stock Unit Awards.  A Participant electing to receive an Award of Stock Units pursuant to this Section 11, shall specify at the time of such election a settlement date with respect to such Award.  The Company shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the Participant or the date of termination of the Participant’s Service, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Unit Award.  Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares.  Any fractional Stock Unit subject to the Stock Unit Award shall be settled by the Company by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.

(iii)                               Nontransferability of Stock Unit Awards.  Prior to their settlement in accordance with the provision of the Plan, no Stock Unit Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

12.                                 STANDARD FORMS OF AWARD AGREEMENT.

12.1                           Award Agreements.  Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time.  Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

12.2                           Authority to Vary Terms.  The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13.                                 CHANGE IN CONTROL.

13.1                           Effect of Change in Control on Options and SARs.

(a)                                  Accelerated Vesting.  The Committee, in its discretion, may provide in any Award Agreement evidencing an Option or SAR Award or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Committee shall determine.

(b)                                 Assumption or Substitution.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror’s stock.  Any Options or SARs which are not assumed by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)                                  Cash-Out of Options or SARs.  The Committee, in its discretion and without the consent of any Participant, may determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the “Spread”).  In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to

Participants in respect of their canceled Options and SARs as soon as practicable following the date of the Change in Control.

13.2                           Effect of Change in Control on Restricted Stock Awards.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award or, in the event of a Change in Control, may take such actions as it deems appropriate to provide that the lapsing of the Restriction Period applicable to the shares subject to the Restricted Stock Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated effective immediately prior to the consummation of the Change in Control to such extent as the Committee shall determine.

13.3                           Effect of Change in Control on Restricted Stock Unit Awards.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award or, in the event of a Change in Control, may take such actions as it deems appropriate to provide that the Restricted Stock Unit Award held by a Participant whose Service has not terminated prior to the Change in Control shall be settled effective as of the date of the Change in Control to such extent as the Committee shall determine.

13.4                           Effect of Change in Control on Performance Awards.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Performance Award or, in the event of a Change in Control, may take such actions as it deems appropriate to provide that the Performance Award held by a Participant whose Service has not terminated prior to the Change in Control or whose Service terminated by reason of the Participant’s death, Disability or Retirement shall become payable effective as of the date of the Change in Control to such extent as the Committee shall determine.

13.5                           Effect of Change in Control on Deferred Compensation Awards.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Deferred Compensation Award or, in the event of a Change in Control, may take such actions as it deems appropriate to provide that the Stock Units pursuant to such Award shall be settled effective as of the date of the Change in Control to such extent as the Committee shall determine.

14.                                 COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to issuance of any Stock, the

Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.                                 TAX WITHHOLDING.

15.1                           Tax Withholding in General.  The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto.  The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

15.2                           Withholding in Shares.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group.  The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

16.                                 AMENDMENT OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time.  However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c)  no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule.  No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee.  In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.

17.                                 MISCELLANEOUS PROVISIONS.

17.1                           Repurchase Rights.  Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

17.2                           Provision of Information.  Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

17.3                           Rights as Employee, Consultant or Director.  No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.  Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time.  To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

17.4                           Rights as a Stockholder.  A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

17.5                           Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

17.6                           Severability.  If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

17.7                           Beneficiary Designation.  Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse.  If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

17.8                           Unfunded Obligation.  Participants shall have the status of general unsecured creditors of the Company.  Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974.  No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company.  The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

17.9                           Choice of Law.  Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Zoran Corporation 2004 Equity Incentive Plan as duly adopted by the Board on April 21, 2004.

Secretary

APPENDIX B

ZORAN CORPORATION

1995 OUTSIDE DIRECTORS STOCK OPTION PLAN

        1.    Establishment, Purpose and Term of Plan.

          1.1    Establishment.    The Zoran Corporation 1995 Outside Directors Stock Option Plan (the "Plan") is hereby established effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange Act (the "Effective Date").

          1.2    Purpose.    The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain highly qualified persons to serve as Outside Directors of the Company and by creating additional incentive for Outside Directors to promote the growth and profitability of the Participating Company Group.

          1.3    Term of Plan.    The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the Effective Date.

        2.    Definitions and Construction.

          2.1    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

            (a)   "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

            (b)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

            (c)   "Committee" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

            (d)   "Company" means Zoran Corporation, a Delaware corporation, or any successor corporation thereto.

            (e)   "Consultant" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

            (f)    "Director" means a member of the Board or the board of directors of any other Participating Company.

            (g)   "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

            (h)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (i)    "Fair Market Value" means, as of any date, if there is then a public market for the Stock, the closing price of the Stock (or the mean of the closing bid and asked prices of the Stock if the Stock is so reported instead) as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, the NASDAQ National Market System or such other national or regional securities exchange or market system constituting the primary market for the Stock. If the relevant date does not fall on a day on which the Stock is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

            (j)    "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan.

            (k)   "Optionee" means a person who has been granted one or more Options.

            (l)    "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee.

            (m)  "Outside Director" means a Director of the Company who is not an Employee.

            (n)   "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

            (o)   "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

            (p)   "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

            (q)   "Rule 16b-3" means Rule 16b-3 as promulgated under the Exchange Act, as amended from time to time, or any successor rule or regulation.

            (r)   "Service" means the Optionee's service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

            (s)   "Stock" means the common stock, par value $0.001, of the Company, as adjusted from time to time in accordance with Section 4.2.

            (t)    "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term "or" shall include the conjunctive as well as the disjunctive.

        3.    Administration.

          3.1    Administration by the Board.    The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

          3.2    Limitations on Authority of the Board.    Notwithstanding any other provision herein to the contrary, the Board shall have no authority, discretion, or power to select the Outside Directors who will receive Options, to set the exercise price of the Options, to determine the number of shares of Stock to be subject to an Option or the time at which an Option shall be granted, to establish the duration of an Option, or to alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan subject to the provisions of the Plan.

        4.    Shares Subject to Plan.

          4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be six hundred twenty-five thousand (625,000) and shall consist of authorized but unissued shares or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

          4.2    Adjustments for Changes in Capital Structure.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the "Initial Option" and "Annual Option" (as defined in Section 6.1), and to any outstanding Options, and in the exercise price of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.

        5.    Eligibility and Type of Options.

          5.1    Persons Eligible for Options.    An Option shall be granted only to a person who, at the time of grant, is an Outside Director.

          5.2    Options Authorized.    Options shall be nonstatutory stock options; that is, options which are not treated as incentive stock options within the meaning of Section 422(b) of the Code.

        6.    Terms and Conditions of Options.    Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          6.1    Automatic Grant of Options.    Subject to execution by an Outside Director of the appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

            (a)   Initial Option. Each person who is (i) an Outside Director on the Effective Date, or (ii) first elected or appointed as an Outside Director after the Effective Date shall be granted an Option to purchase thirty thousand (30,000) shares of Stock on the Effective Date or the date of such initial election or appointment, respectively (an "Initial Option"). Notwithstanding anything herein to the contrary, a Director of the Company who previously did not qualify as an Outside Director shall not receive an Initial Option in the event that such Director subsequently becomes an Outside Director.

            (b)   Annual Option. Each Outside Director (including any Director of the Company who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director) shall be granted, on the date immediately following the date of each annual meeting of the stockholders of the Company (an "Annual Meeting") following which such person remains an Outside Director, an Option to purchase fifteen thousand (15,000) shares of Stock (an "Annual Option"). Notwithstanding the foregoing, an Outside Director who has not served continuously as a Director of the Company for at least six (6) months as of the date immediately following such Annual Meeting shall not receive an Annual Option on such date.

            (c)   Right to Decline Option. Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

          6.2    Exercise Price.    The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date the Option is granted.

          6.3    Exercise Period.    Each Option shall terminate and cease to be exercisable on the date ten (10) years after the date of grant of the Option unless earlier terminated pursuant to the terms of the Plan or the Option Agreement.

          6.4    Right to Exercise Options.

            (a)    Initial Option.    Except as otherwise provided in the Plan or in the Option Agreement, an Initial Option shall (i) first become exercisable on the date which is one (1) year after the date on which the Initial Option was granted (the "Initial Option Vesting Date"); and (ii) be exercisable on and after the Initial Option Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock initially subject to the Initial Option multiplied by the Vested Ratio as set forth below, less the number of shares previously acquired upon exercise thereof. The Vested Ratio described in the preceding sentence shall be determined as follows:

Vested Ratio
Prior to Initial Option Vesting Date	0
On Initial Option Vesting Date, provided the Optionee's Service is continuous from the date of grant of the Initial Option until the Initial Option Vesting Date	1/4
Plus
For each full year of of the Optionee's continuous Service from the Initial Option Vesting Date until the Vested Ratio equals 1/1, an additional	1/4

            (b)    Annual Option.    Except as otherwise provided in the Plan or in the Option Agreement, an Annual Option shall first become exercisable on the date which is one (1) year after the date on which the Annual Option was granted (the "Annual Option Vesting Date"), provided the Optionee's Service is continuous from the date of grant of the Annual Option until the Annual Option Vesting Date. The Annual Option shall be exercisable on and after the Annual Option Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock initially subject to the Annual Option, less the number of shares previously acquired upon exercise thereof.

          6.5    Payment of Exercise Price.

            (a)    Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), or (iv) by any combination thereof.

            (b)    Tender of Stock.    Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

            (c)    Cashless Exercise.    The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

          6.6    Tax Withholding.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon exercise thereof. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group's tax withholding obligations have been satisfied.

        7.    Standard Form of Option Agreement.

          7.1    Initial Option.    Unless otherwise provided for by the Board at the time an Initial Option is granted, each Initial Option shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement for Outside Directors (Initial Option) adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

          7.2    Annual Option.    Unless otherwise provided for by the Board at the time an Annual Option is granted, each Annual Option shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement for Outside Directors (Annual Option) adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

          7.3    Authority to Vary Terms.    Subject to the limitations set forth in Section 3.2, the Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by the Optionee upon the exercise of an Option in the event such Optionee's Service is terminated for any reason. In no event, however, shall the Board be permitted to vary the terms of any standard form of Option Agreement if such change would cause the Plan to cease to qualify as a formula plan pursuant to Rule 16b-3 at any such time as any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act.

        8.    Transfer of Control.

          8.1    Definitions.

            (a)   An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                (i)  the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

               (ii)  a merger or consolidation in which the Company is a party;

              (iii)  the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

              (iv)  a liquidation or dissolution of the Company.

            (b)   A "Transfer of Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          8.2    Effect of Transfer of Control on Options.    In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Transfer of Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Transfer of Control. The exercise or vesting of any Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate.

        9.    Nontransferability of Options.    During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

        10.    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

        11.    Termination or Amendment of Plan.    The Board may terminate or amend the Plan at any time. However, subject to changes in the law or other legal requirements that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the total number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), and (b) no expansion in the class of persons eligible to receive Options. Furthermore, to the extent required by Rule 16b-3, provisions of the Plan addressing eligibility to participate in the Plan and the amount, price and timing of Options shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law or government regulation.

APPENDIX C

ZORAN CORPORATION

AMENDED AND RESTATED

1995 EMPLOYEE STOCK PURCHASE PLAN

        1.    Establishment, Purpose and Term of Plan.

          1.1    Establishment.    The Zoran Corporation 1995 Employee Stock Purchase Plan was initially established effective December 14, 1995 (the "Effective Date"), the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange Act (the "Initial Plan"). The Initial Plan was amended and restated in its entirety as the Zoran Corporation Amended and Restated 1995 Employee Stock Purchase Plan (the "Plan") effective as of the date of commencement of the first Offering under the Plan following approval of the Plan by the stockholders of the Company on June 6, 1996.

          1.2    Purpose.    The purpose of the Plan to provide Eligible Employees of the Participating Company Group with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

          1.3    Term of Plan.    The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

        2.    Definitions and Construction.

          2.1    Definitions.    Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

            (a)   "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

            (b)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

            (c)   "Committee" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

            (d)   "Company" means Zoran Corporation, a Delaware corporation, or any successor corporation thereto.

            (e)   "Compensation" means, with respect to an Offering Period under the Plan, all amounts paid in cash in the form of base salary during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or Section 125 of the Code. Compensation shall not include commissions, overtime, bonuses, annual awards, other incentive payments, shift premiums, reimbursements of expenses, allowances, long-term disability, workers' compensation or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan.

            (f)    "Eligible Employee" means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

            (g)   "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and for purposes of Section 423 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

            (h)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (i)    "Fair Market Value" means, as of any date, if there is then a public market for the Stock, the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so reported instead) as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, the NASDAQ National Market System or such other national or regional securities exchange or market system constituting the primary market for the Stock. If the relevant date does not fall on a day on which the Stock is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse. Notwithstanding the foregoing, the Fair Market Value per share of Stock on the Effective Date shall be deemed to be the public offering price set forth in the final prospectus filed with the Securities and Exchange Commission in connection with the initial public offering of the Stock.

            (j)    "Offering" means an offering of Stock as provided in Section 6.

            (k)   "Offering Date" means, for any Offering Period, the first day of such Offering Period.

            (l)    "Offering Period" means a period determined in accordance with Section 6.1.

            (m)  "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

            (n)   "Participant" means an Eligible Employee participating in the Plan.

            (o)   "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation which the Board determines should be included in the Plan. The Board shall have the sole and absolute discretion to determine from time to time what Parent Corporations or Subsidiary Corporations shall be Participating Companies.

            (p)   "Participating Company Group" means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

            (q)   "Purchase Date" means, for any Purchase Period, the last day of such Purchase Period.

            (r)   "Purchase Period" means a period determined in accordance with Section 6.2.

            (s)   "Purchase Price" means the price at which a share of Stock may be purchased pursuant to the Plan, as determined in accordance with Section 9.

            (t)    "Purchase Right" means an option pursuant to the Plan to purchase such shares of Stock as provided in Section 8 which may or may not be exercised during an Offering Period. Such option arises from the right of a Participant to withdraw such Participant's accumulated payroll deductions not previously applied to the purchase of Stock under the Plan (if any) and terminate participation in the Plan or any Offering therein at any time during an Offering Period.

            (u)   "Stock" means the common stock, par value $0.001, of the Company, as adjusted from time to time in accordance with Section 4.2.

            (v)   "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term "or" shall include the conjunctive as well as the disjunctive.

        3.    Administration.    The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or such Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

        4.    Shares Subject to Plan.

          4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be one million seven hundred twenty-five thousand (1,725,000) and shall consist of authorized but unissued or reacquired shares of the Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

          4.2    Adjustments for Changes in Capital Structure.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the Offering Share Limit set forth in Section 8.1 and to each Purchase Right and in the Purchase Price.

        5.    Eligibility.

          5.1    Employees Eligible to Participate.    Any Employee of a Participating Company is eligible to participate in the Plan except the following:

            (a)   Employees who are customarily employed by the Participating Company Group for twenty (20) hours or less per week;

            (b)   Employees who are customarily employed by the Participating Company Group for not more than five (5) months in any calendar year; and

            (c)   Employees who own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase, stock of the Company or of any Parent

    Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation within the meaning of Section 423(b)(3) of the Code.

          5.2    Leased Employees Excluded.    Notwithstanding anything herein to the contrary, any individual performing services for a Participating Company solely through a leasing agency or employment agency shall not be deemed an "Employee" of such Participating Company.

        6.    Offerings.

          6.1    Offering Periods.    Except as otherwise set forth below, the Plan shall be implemented by sequential Offerings of approximately twenty-four (24) months duration (an "Offering Period"); provided, however that the first Offering Period shall commence on the Effective Date and end on October 31, 1997 (the "Initial Offering Period"). Subsequent Offerings shall commence on the first days of May and November of each year and end on the last days of the second April and October, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings or different commencing or ending dates for such Offerings; provided, however, that no Offering may exceed a term of twenty-seven (27) months. An Employee who becomes an Eligible Employee after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such Employee is still an Eligible Employee as of the commencement of any such subsequent Offering. Eligible Employees may not participate in more than one Offering at a time. In the event the first or last day of an Offering Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Offering Period.

          6.2    Purchase Periods.    Each Offering Period shall consist of four (4) consecutive purchase periods of approximately six (6) months duration (individually, a "Purchase Period"). The Purchase Period commencing on the Offering Date of the Initial Offering Period shall end on April 30, 1996. A Purchase Period commencing on the first day of May shall end on the last day of the next following October. A Purchase Period commencing on the first day of November shall end on the last day of the next following April. Notwithstanding the foregoing, the Board may establish a different term for one or more Purchase Periods or different commencing or ending dates for such Purchase Periods. In the event the first or last day of a Purchase Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Purchase Period.

          6.3    Governmental Approval; Stockholder Approval.    Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (a) obtaining all necessary governmental approvals or qualifications of the sale or issuance of the Purchase Rights or the shares of Stock and (b) obtaining stockholder approval of the Plan. Notwithstanding the foregoing, stockholder approval shall not be necessary in order to grant any Purchase Right granted in the Plan's Initial Offering Period; provided, however, that the exercise of any such Purchase Right shall be subject to obtaining stockholder approval of the Plan.

        7.    Participation in the Plan.

          7.1    Initial Participation.    An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements of Section 5 and delivering to the Company's payroll office or other office designated by the Company not later than the close of business for such office on the last business day before such Offering Date (the "Subscription Date") a subscription agreement indicating the Employee's election to participate in the Plan and authorizing payroll deductions. An Eligible Employee who does not deliver a subscription agreement to the Company's payroll or other designated office on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Employee subsequently enrolls in the Plan by filing a subscription agreement with the Company by the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.

          7.2    Continued Participation.    A Participant shall automatically participate in the Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates until such time as such Participant (a) ceases to be an Eligible Employee, (b) withdraws from the Plan pursuant to Section 13.2 or (c) terminates employment as provided in Section 14. If a Participant automatically may participate in a subsequent Offering Period pursuant to this Section 7.2, then the Participant is not required to file any additional subscription agreement for such subsequent Offering Period in order to continue participation in the Plan. However, a Participant may file a subscription agreement with respect to a subsequent Offering Period if the Participant desires to change any of the Participant's elections contained in the Participant's then effective subscription agreement.

        8.    Right to Purchase Shares.

          8.1    Purchase Right.    Except as set forth below, during an Offering Period each Participant in such Offering Period shall have a Purchase Right consisting of the right to purchase that number of whole shares of Stock arrived at by dividing Fifty Thousand Dollars ($50,000) by the Fair Market Value of a share of Stock on the Offering Date of such Offering Period; provided, however, that such number shall not exceed 7,500 shares (the "Offering Share Limit"). Shares of Stock may only be purchased through a Participant's payroll deductions pursuant to Section 10.

          8.2    Pro Rata Adjustment of Purchase Right.    Notwithstanding the foregoing, if the Board shall establish an Offering Period of less than twenty-three and one-half (23 1/2) months in duration or more than twenty-four and one-half (24 1/2) months in duration, (a) the dollar amount in Section 8.1 shall be determined by multiplying $2,083.33 by the number of months in the Offering Period and rounding to the nearest whole dollar, and (b) the Offering Share Limit shall be determined by multiplying 312.5 shares by the number of months in the Offering Period and rounding to the nearest whole share. For purposes of the preceding sentence, fractional months shall be rounded to the nearest whole month.

        9.    Purchase Price.    The Purchase Price at which each share of Stock may be acquired in a given Offering Period pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan shall be set by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date of the Offering Period. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date of the Offering Period.

        10.    Accumulation of Purchase Price through Payroll Deduction.    Shares of Stock which are acquired pursuant to the exercise of all or any portion of a Purchase Right for an Offering Period may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period. Except as set forth below, the amount of Compensation to be deducted from a

Participant's Compensation during each pay period shall be determined by the Participant's subscription agreement.

          10.1    Commencement of Payroll Deductions.    Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

          10.2    Limitations on Payroll Deductions.    The amount of payroll deductions with respect to the Plan for any Participant during any pay period shall be in one percent (1%) increments not to exceed ten percent (10%) of the Participant's Compensation for such pay period. Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of a future Offering Date, as determined by the Board. Amounts deducted from Compensation shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under Section 423 of the Code.

          10.3    Election to Change or Stop Payroll Deductions.    During an Offering Period, a Participant may elect to increase or decrease the amount deducted or stop deductions from his or her Compensation by filing an amended subscription agreement with the Company on or before the "Change Notice Date." The "Change Notice Date" shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time. A Participant who elects to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant subsequently withdraws from the Offering or the Plan as provided in Sections 13.1 and 13.2, respectively, or is automatically withdrawn from the Offering as provided in Section 13.4.

          10.4    Participant Accounts.    Individual Plan accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

          10.5    No Interest Paid.    Interest shall not be paid on sums deducted from a Participant's Compensation pursuant to the Plan.

          10.6    Company Established Procedures.    The Company may, from time to time, establish or change (a) a minimum required payroll deduction amount for participation in an Offering, (a) limitations on the frequency or number of changes in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (d) payroll deduction in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of subscription agreements, (e) the date(s) and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan, or (vi) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion which are consistent with the Plan and in accordance with the requirements of Section 423 of the Code.

        11.    Purchase of Shares.

          11.1    Exercise of Purchase Right.    On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole shares of Stock arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Purchase Period by the Purchase Price; provided, however, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the

  Participant's Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date.

          11.2    Return of Cash Balance.    Any cash balance remaining in the Participant's Plan account shall be refunded to the Participant as soon as practicable after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole share of Stock, the Company may establish procedures whereby such cash is maintained in the Participant's Plan account and applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.

          11.3    Tax Withholding.    At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

          11.4    Expiration of Purchase Right.    Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

        12.    Limitations on Purchase of Shares; Rights as a Stockholder.

          12.1    Fair Market Value Limitation.    Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase shares of Stock under the Plan (or any other employee stock purchase plan which is intended to meet the requirements of Section 423 of the Code sponsored by the Company or a Parent Corporation or Subsidiary Corporation) at a rate which exceeds $25,000 in Fair Market Value, which Fair Market Value is determined for shares purchased during a given Offering Period as of the Offering Date for such Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which the Participant participates in the Plan (or any other employee stock purchase plan described in this sentence).

          12.2    Pro Rata Allocation.    In the event the number of shares of Stock which might be purchased by all Participants in the Plan exceeds the number of shares of Stock available in the Plan, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

          12.3    Rights as a Stockholder and Employee.    A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a stock certificate for the shares of Stock being purchased pursuant to the exercise of the Participant's Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant's employment at any time.

        13.    Withdrawal.

          13.1    Withdrawal From an Offering.    A Participant may withdraw from an Offering by signing and delivering to the Company's payroll or other designated office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, if a Participant withdraws after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such

  Purchase Date. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. By withdrawing from an Offering effective as of the close of a given Purchase Date, a Participant may have shares of Stock purchased on such Purchase Date and immediately commence participation in the new Offering commencing immediately after such Purchase Date. A Participant is prohibited from again participating in an Offering at any time following withdrawal from such Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company's payroll office or other designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal from an Offering.

          13.2    Withdrawal from the Plan.    A Participant may withdraw from the Plan by signing and delivering to the Company's payroll office or other designated office a written notice of withdrawal on a form provided by the Company for such purpose. Withdrawals made after a Purchase Date shall not affect shares of Stock acquired by the Participant on such Purchase Date. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company's payroll office or other designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal from the Plan.

          13.3    Return of Payroll Deductions.    Upon a Participant's withdrawal from an Offering or the Plan pursuant to Sections 13.1 or 13.2, respectively, the Participant's accumulated payroll deductions which have not been applied toward the purchase of shares of Stock shall be returned as soon as practicable after the withdrawal, without the payment of any interest, to the Participant, and the Participant's interest in the Offering or the Plan, as applicable, shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

          13.4    Automatic Withdrawal From an Offering.    If the Fair Market Value of a share of Stock on a Purchase Date of an Offering (other than the final Purchase Date of such Offering) is less than the Fair Market Value of a share of Stock on the Offering Date for such Offering, then every Participant shall automatically (a) be withdrawn from such Offering at the close of such Purchase Date and after the acquisition of shares of Stock for such Purchase Period and (b) be enrolled in the Offering commencing on the first business day subsequent to such Purchase Period. A Participant may elect not to be automatically withdrawn from an Offering Period pursuant to this Section 13.4 by delivering to the Company not later than the close of business on the last day before the Purchase Date a written notice indicating such election.

          13.5    Waiver of Withdrawal Right.    The Company may, from time to time, establish a procedure pursuant to which a Participant may elect, at least six (6) months prior to a Purchase Date, to have all payroll deductions accumulated in his or her Plan account as of such Purchase Date applied to purchase shares of Stock under the Plan, and (a) to waive his or her right to withdraw from the Offering or the Plan and (b) to waive his or her right to increase, decrease, or cease payroll deductions under the Plan from his or her Compensation during the Purchase Period ending on such Purchase Date. Such election shall be made in writing on a form provided by the Company for such purpose and must be delivered to the Company not later than the close of business on the day preceding the date which is six (6) months before the Purchase Date for which such election is to first be effective.

        14.    Termination of Employment or Eligibility.    Termination of a Participant's employment with the Company for any reason, including retirement, disability or death or the failure of a Participant to remain an Eligible Employee, shall terminate the Participant's participation in the Plan immediately. In such event, the payroll deductions credited to the Participant's Plan account since the last Purchase

Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 14. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

        15.    Transfer of Control.

          15.1    Definitions.

            (a)   An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

            (b)   A "Transfer of Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          15.2    Effect of Transfer of Control on Purchase Rights.    In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may assume the Company's rights and obligations under the Plan or substitute substantially equivalent Purchase Rights for stock of the Acquiring Corporation. If the Acquiring Corporation elects not to assume or substitute for the outstanding Purchase Rights, the Board may, in its sole discretion and notwithstanding any other provision herein to the contrary, adjust the Purchase Date of the then current Purchase Period to a date on or before the date of the Transfer of Control, but shall not adjust the number of shares of Stock subject to any Purchase Right. All Purchase Rights which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Purchase Rights immediately prior to an Ownership Change Event described in Section 15.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Purchase Rights shall not terminate unless the Board otherwise provides in its sole discretion.

        16.    Nontransferability of Purchase Rights.    A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. The Company, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of a Purchase Right as it deems appropriate and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificates evidencing such shares.

        17.    Reports.    Each Participant who exercised all or part of his or her Purchase Right for a Purchase Period shall receive, as soon as practicable after the Purchase Date of such Purchase Period, a report of such Participant's Plan account setting forth the total payroll deductions accumulated, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the remaining cash balance to be refunded or retained in the Participant's Plan account pursuant to Section 11.2, if any. Each Participant shall be provided information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

        18.    Restriction on Issuance of Shares.    The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

        19.    Legends.    The Company may at any time place legends or other identifying symbols referencing any applicable foreign, federal or state securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

          "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE                        , 19    . THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE."

        20.    Notification of Sale of Shares.    The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant's name (and not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

        21.    Amendment or Termination of the Plan.    The Board may at any time amend, suspend or terminate the Plan, except that (a) no such amendment, suspension or termination shall affect Purchase Rights previously granted under the Plan unless expressly provided by the Board and (b) no such amendment, suspension or termination may adversely affect a Purchase Right previously granted under the Plan without the consent of the Participant, except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation or rule. In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies. Notwithstanding the foregoing, in the event that the Board determines that continuation of the Plan or an Offering would result in unfavorable financial accounting consequences to the Company as a result of a change after April 21, 2004 in the generally accepted accounting principles applicable to the Plan, the Board may, in its discretion and without the consent of any Participant, including with respect to an Offering Period then in progress which commenced on or after April 21, 2004: (a) terminate the Plan or any Offering Period, (b) accelerate the Purchase Date of any Offering Period, (c) reduce the discount applicable in determining the Purchase Price of any Offering Period, (d) reduce the maximum number of shares of Stock that may be purchased in any Offering Period or (e) take any combination of the foregoing actions.

        22.    Continuation of Initial Plan as to Outstanding Purchase Rights.    Any other provision of the Plan to the contrary notwithstanding, the terms of the Initial Plan shall remain in effect and apply to all Purchase Rights granted pursuant to the Initial Plan.

ZORAN CORPORATION

Proxy for the Annual Meeting of Stockholders
Solicited by the Board of Directors

        The undersigned, revoking all prior proxies, hereby appoints Levy Gerzberg and Karl Schneider, or either of them, with full power of substitution, as proxies to represent and vote as designated in this proxy any and all of the shares of stock of Zoran Corporation, held or owned by or standing in the name of the undersigned on our books on April 28, 2004, at our annual meeting of stockholders to be held at our offices at 1390 Kifer Road, Sunnyvale, CA 94086 on June 18, 2004 at 2:00 p.m. and any continuation or adjournment thereof, with all powers the undersigned would possess if personally present at the meeting.

        The undersigned hereby directs and authorizes said proxies, and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side, or, if no specification is made, to vote in favor thereof.

        The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters that may properly come before the meeting or any continuation or adjournment thereof.

        The undersigned hereby acknowledges receipt of (a) the notice of annual meeting of stockholders of Zoran, (b) the accompanying proxy statement and (c) the annual report to stockholders for the fiscal year ended December 31, 2003.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

ZORAN CORPORATION

June 18, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\/  Please detach along perforated line and mail in the envelope provided.  \/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR
AND FOR PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.
Election of the seven (7) directors to the board of directors.
NOMINEES:
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	☐ Levy Gerzberg, Ph.D. ☐ Uzia Galil ☐ James D. Meindl ☐ James B. Owens, Jr. ☐ David Rynne ☐ Arthur B. Stabenow ☐ Philip M. Young
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ☒
		FOR	AGAINST	ABSTAIN
2.	To approve the adoption of Zoran's 2004 Equity Incentive Plan.	☐	☐	☐
3.	To approve an amendment to Zoran's 1995 Outside Directors Stock Option Plan to increase the number of shares of common stock authorized for issuance thereunder by 100,000.	☐	☐	☐
4.	To approve an amendment to Zoran's 1995 Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance thereunder by 250,000.	☐	☐	☐
5.	To ratify the appointment of PricewaterhouseCoopers LLP as Zoran's independent auditors for the year ending December 31, 2004.	☐	☐	☐

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY CARD IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF 2004 EQUITY INCENTIVE PLAN
PROPOSAL NO. 3 APPROVAL OF AMENDMENT TO THE ZORAN CORPORATION 1995 OUTSIDE DIRECTORS STOCK OPTION PLAN
AMENDED PLAN BENEFITS
PROPOSAL NO. 4 APPROVAL OF AMENDMENTS TO THE ZORAN CORPORATION 1995 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER MATTERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES
EQUITY COMPENSATION PLAN INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
COMPARISON OF STOCKHOLDER RETURN
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS
  APPENDIX B
ZORAN CORPORATION 1995 OUTSIDE DIRECTORS STOCK OPTION PLAN
  APPENDIX C
ZORAN CORPORATION AMENDED AND RESTATED 1995 EMPLOYEE STOCK PURCHASE PLAN
Proxy for the Annual Meeting of Stockholders Solicited by the Board of Directors